                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant -)
Filed by a Party other than the Registrant -
Check the appropriate box:
/ /  Preliminary Proxy Statement
 -   Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
 -   Definitive Additional Materials
 -   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              INTERIM SERVICES INC.
                             -----------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
                                     -------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

 - Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

 -   Fee paid previously with preliminary materials.

 - Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

--------------------

                         [ INTERIM SERVICES INC. LOGO ]


                                             April 5, 1999

To our Stockholders:

     On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Stockholders of Interim Services Inc.

     As shown in the formal notice enclosed, the meeting will be held at 10:00 a.m. (Eastern Daylight Time) on Thursday, May 6, 1999 at the executive offices of the Company, 2050 Spectrum Boulevard, Fort Lauderdale, Florida 33309. At the meeting, in addition to acting on the matters described in the Proxy Statement, we will present a current report on the activities of the Company. Stockholders will have an opportunity at that time to comment on or to inquire about the affairs of the Company that may be of interest to stockholders generally. If you will need special assistance at the meeting because of a disability, please contact Ms. Weatherly Treese at (954) 351-8448.

     We sincerely hope you will be able to attend our Annual Meeting. However, whether or not you are personally present, it is important that your shares be represented at this meeting in order that the presence of a quorum may be assured. Whether or not you plan to attend the meeting, you are urged to date, sign and mail the enclosed proxy card in the envelope provided.

     Thank you for your support.

                                        Sincerely,

                                        RAYMOND MARCY

                                        Raymond Marcy
                                        CHAIRMAN, PRESIDENT AND
                                        CHIEF EXECUTIVE OFFICER

                              INTERIM SERVICES INC.

                                   -----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   -----------

                                   TO BE HELD
                              THURSDAY, MAY 6, 1999
                                 10:00 A.M. EDT


To the Stockholders of Interim Services Inc.:

     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Annual Meeting") of INTERIM SERVICES INC., a Delaware corporation (the "Company") will be held at 10:00 a.m. (Eastern Daylight Time) on Thursday, May 6, 1999 at the executive offices of the Company, 2050 Spectrum Boulevard, Fort Lauderdale, Florida 33309. At the Annual Meeting, the Company's stockholders will be asked to consider and vote upon the following matters:

     1. The election of three members of the Board of Directors to hold office for three years or until their respective successors are duly elected and qualified.

     2. A proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

     3. A proposal to approve an amendment to the Company's 1998 Stock Incentive Plan increasing the number of shares issuable under this Plan by an aggregate of 2,200,000 shares.

     4. A proposal of a stockholder of the Company to establish a position on the Company's Board of Directors that is reserved for a "non-corporate, non-branch management employee" of the Company.

     5. The transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         Only stockholders of record at the close of business on March 12, 1999 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

                                        BY ORDER OF THE BOARD OF DIRECTORS,

                                        JOHN B. SMITH

                                        Secretary

Fort Lauderdale, Florida
April 5, 1999

================================================================================
                                  --IMPORTANT--

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                         THANK YOU FOR VOTING PROMPTLY.

================================================================================

                       1999 ANNUAL MEETING OF STOCKHOLDERS

                                       OF

                              INTERIM SERVICES INC.

                                   -----------

                                 PROXY STATEMENT

                                   -----------

                     TIME, PLACE AND DATE OF ANNUAL MEETING

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Interim Services Inc., a Delaware corporation (the "Company"), of proxies from the holders of the Company's Common Stock, $.01 par value per share (the "Common Stock"), for use at the 1999 Annual Meeting of Stockholders of the Company to be held pursuant to the enclosed Notice of Annual Meeting, at 10:00 a.m. (Eastern Daylight Time) on Thursday, May 6, 1999, at the executive offices of the Company, 2050 Spectrum Boulevard, Fort Lauderdale, Florida 33309, telephone (954) 938-7600, or at any adjournments or postponements thereof (the "Annual Meeting").

     The approximate date that this Proxy Statement and the enclosed form of proxy ("Proxy Card") are first being sent to stockholders is April 5, 1999.

                          INFORMATION CONCERNING PROXY

     The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's principal executive offices a written revocation or duly executed proxy bearing a later date; however, no such revocation or subsequent proxy will be effective unless and until written notice of the revocation or subsequent proxy is received by the Company at or prior to the Annual Meeting.

     The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy is borne by the Company. Solicitation of proxies will be made by Corporate Investor Communications, Inc. ("CIC") who will engage approximately two of their employees to solicit stockholders. The anticipated cost of the solicitation is $8,000. In addition, solicitation of proxies may be made by certain directors, officers and employees of the Company who may do so by telephone, telegram, mail or personal contact. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in doing so.

                         PURPOSES OF THE ANNUAL MEETING

     At the Annual Meeting, the Company's stockholders will be asked to consider and vote upon the following matters:

     1. The election of three members of the Board of Directors to hold office for three years or until their respective successors are duly elected and qualified.

     2. A proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

     3. A proposal to approve an amendment to the Company's 1998 Stock Incentive Plan increasing the number of shares issuable under this Plan by an aggregate of 2,200,000 shares.

     4. A proposal of a stockholder of the Company to establish a position on the Company's Board of Directors that is reserved for a "non-corporate, non-branch management employee" of the Company.

     5. The transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Unless contrary instructions are indicated on the enclosed Proxy Card, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) "FOR" the election of the respective nominees for director named herein, (b) "FOR" the approval of each of Proposals 2 and 3 described in the Notice of Annual Meeting, and (c) "AGAINST" the approval of Proposal 4 described in the Notice of Annual Meeting. The Proxy Card also authorizes the proxy holders to vote in their discretion the shares represented on any matters not known at the time this Proxy Statement was printed that may properly be presented for action at the Annual Meeting. In the event that a stockholder specifies a different choice by means of the enclosed Proxy Card, such shares will be voted in accordance with the specification(s) so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

     The Board of Directors has set the close of business on March 12, 1999 as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 47,427,492 shares of Common Stock issued, 47,288,292 of which are outstanding and entitled to be voted at the Annual Meeting. Each share of the Company's Common Stock entitles the holder to one vote with respect to all matters to come before the Annual Meeting and all of such shares vote as a single class. Stockholders do not have the right to cumulate their votes for directors.

     The attendance, in person or by proxy, of stockholders holding a majority of the shares of Common Stock entitled to vote at the Annual Meeting will be necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote thereon. The affirmative vote of stockholders holding a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote thereon will be required to approve each other matter presented at the Annual Meeting. If less than a majority of the shares of Common Stock entitled to vote are represented at the Annual Meeting, the holders of a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place.

     Prior to the Annual Meeting, the Company will select one or more inspectors of election for the Annual Meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

     Pursuant to Delaware law, abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum. Abstentions are counted as present and entitled to vote and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter. However, a broker non-vote on a matter is considered as not present and not entitled to vote on that matter and thus is not counted as a vote cast or as present in determining whether a matter has been approved.

     A list of stockholders entitled to vote at the Annual Meeting will be available at the Company's executive offices, 2050 Spectrum Boulevard, Fort Lauderdale, Florida 33309, for a period of ten days prior to the Annual Meeting and at the Annual Meeting itself for examination by any stockholder.

     The Board of Directors encourages you to complete and return the Proxy Card even if you expect to attend the Annual Meeting.

       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock of the Company as of March 1, 1999 by: (i) each person known by the Company to be the beneficial owner of more than five percent of such Common Stock; (ii) each present director and nominee for director of the Company; (iii) the Named Executive Officers in the Summary Compensation Table; and (iv) all the continuing directors, nominees to the Board of Directors and executive officers of the Company as a group. The determinations of beneficial ownership by directors and executive officers of the Company's Common Stock are based upon Rule 13d-3 under the Securities Act of 1934, as amended. Such Rule provides that shares shall be deemed so owned where a person has, either solely or in conjunction with others, the power to vote or to direct the voting of shares and/or the power to dispose, or to direct the disposition of shares; or where a person has the right to acquire any such power within 60 days after the date such beneficial ownership is determined.


NAME OF BENEFICIAL OWNER                                         SHARES OF COMMON STOCK        PERCENT OF CLASS
(AND ADDRESS IF BENEFICIAL OWNERSHIP EXCEEDS 5%)                 BENEFICIALLY OWNED (1)        IF MORE THAN 1%
------------------------------------------------                 ----------------------        ----------------
T. Rowe Price Associates, Inc. (2)                                      4,080,332                    8.60%
100 East Pratt Street
Baltimore, MD 21202

Putnam Investments, Inc. (3)                                            3,377,700                    7.10%
One Post Office Square
Boston, MA 02109

Massachusetts Financial Services Company (4)                            2,822,802                    6.00%
500 Boylston Street
Boston, MA 02116

Nicholas Company, Inc. (5)                                              2,686,722                    5.68%
700 North Water Street
Milwaukee, WI 53202

Raymond Marcy (6)                                                         396,944                      *

Robert E. Livonius (7)                                                    194,851                      *

Roy G. Krause (8)                                                         125,906                      *

Gary Peck (9)                                                             108,232                      *

J. Ian Morrison (10)                                                       28,174                      *

Jerome B. Grossman (11)                                                    27,556                      *

William F. Evans (12)                                                      27,556                      *

Robert J. Evans (13)                                                       25,586                      *

Steven S. Elbaum (14)                                                      25,906                      *

Cinda A. Hallman (15)                                                      21,556                      *

A. Michael Victory (16)                                                    13,556                      *

Directors and Executive Officers as a group (19 persons) (17)           1,258,384                    2.66%


*  Indicates less than 1.0%
-----------

(1) Unless otherwise indicated in the notes to this Table, the stockholders listed in the Table have sole voting and dispositive power with respect to shares beneficially owned by them.

(2) Based on Schedule 13G filed with the Securities and Exchange Commission on February 9, 1999, T. Rowe Price Associates, Inc. is the beneficial owner of 4,080,332, or 8.60% of shares outstanding, of the Company's common stock, which shares were acquired for investment purposes by such investment adviser for certain of its clients. T. Rowe Price Associates, Inc. asserts sole voting power as to 368,200 of those shares and sole dispositive power with respect to all such shares.

(3) Based on Schedule 13G filed with the Securities and Exchange Commission on February 9, 1999, Putnam Investments, Inc., and certain of its affiliates including its parent company Marsh & McLennan Companies, Inc., and its subsidiaries Putnam Investment Management, Inc. and The Putnam Advisory Company, Inc., are beneficial owners of 3,377,700, or 7.10% of shares outstanding, of the Company's common stock, which shares were acquired for investment purposes by such investment advisers for certain of their clients. Neither Putnam Investments, Inc. nor its affiliates assert sole voting power or sole dispositive power over such shares. Putnam Investments, Inc. and The Putnam Advisory Company, Inc. assert shared dispositive power as to 143,100 shares, and Putnam Investments, Inc. and Putnam Investment Management, Inc. assert shared dispositive power as to 3,234,600 shares. Putnam Investments, Inc. and The Putnam Advisory Company, Inc. assert shared voting power as to 47,100 of such shares.

(4) Based on Schedule 13G filed with the Securities and Exchange Commission on February 11, 1999, Massachusetts Financial Services Company is the beneficial owner of 2,822,802, or 6.00% of shares outstanding, of the Company's common stock, which shares were acquired for investment purposes by such investment adviser for certain of its clients. Massachusetts Financial Services Company asserts sole voting power with respect to 2,780,602 of such shares and sole dispositive power with respect to all such shares.

(5) Based on Schedule 13G filed with the Securities and Exchange Commission on February 11, 1999, Nicholas Company, Inc. is the beneficial owner of 2,686,722, or 5.68% of shares outstanding, of the Company's common stock, which shares were acquired for investment purposes by such investment adviser for certain of its clients. Nicholas Company, Inc. asserts no voting power with respect to any of such shares and sole dispositive power with respect to all such shares. Albert O. Nicholas is the Chief Executive Officer, Chairman, Director and majority shareholder of Nicholas Company, Inc. Mr. Nicholas owns no shares of the Company for his individual account, but is deemed to have beneficial ownership of the shares beneficially owned by Nicholas Company, Inc. by virtue of his affiliation with Nicholas Company, Inc.

(6) Includes 278,298 shares of Common Stock deemed to be beneficially owned by Mr. Marcy by reason of his right to acquire such shares within 60 days after March 1, 1999 through the exercise of stock options granted to him pursuant to the 1998 Stock Incentive Plan (the "1998 Plan") and its predecessor plans.

(7) Includes 159,582 shares of Common Stock deemed to be beneficially owned by Mr. Livonius by reason of his right to acquire such shares within 60 days after March 1, 1999 through the exercise of stock options granted to him pursuant to the 1998 Plan and its predecessor plans.

(8) Includes 77,916 shares of Common Stock deemed to be beneficially owned by Mr. Krause by reason of his right to acquire such shares within 60 days after March 1, 1999 through the exercise of stock options granted to him pursuant to the 1998 Plan and its predecessor plans.

(9) Includes 96,283 shares of Common Stock deemed to be beneficially owned by Mr. Peck by reason of his right to acquire such shares within 60 days after March 1, 1999 through the exercise of stock options granted to him pursuant to the 1998 Plan and its predecessor plans.

(10) Includes 24,000 shares of Common Stock deemed to be beneficially owned by Mr. Morrison by reason of his right to acquire such shares within 60 days after March 1, 1999 through the exercise of stock options granted to him pursuant to the 1998 Plan and its predecessor plans.

(11) Includes 24,000 shares of Common Stock deemed to be beneficially owned by Mr. Grossman by reason of his right to acquire such shares within 60 days after March 1, 1999 through the exercise of stock options granted to him pursuant to the 1998 Plan and its predecessor plans.

(12) Includes 24,000 shares of Common Stock deemed to be beneficially owned by Mr. William F. Evans by reason of his right to acquire such shares within 60 days after March 1, 1999 through the exercise of stock options granted to him pursuant to the 1998 Plan and its predecessor plans.

(13) Includes 19,343 shares of Common Stock deemed to be beneficially owned by Mr. Robert J. Evans by reason of his right to acquire such shares within 60 days after March 1, 1999 through the exercise of stock options granted to him pursuant to the 1998 Plan and its predecessor plans.

(14) Includes 9,280 shares of Common Stock deemed to be beneficially owned by Mr. Elbaum by reason of his right to acquire such shares within 60 days after March 1, 1999 through the exercise of stock options granted to him pursuant to the 1998 Plan and its predecessor plans.

(15) Includes 20,000 shares of Common Stock deemed to be beneficially owned by Ms. Hallman by reason of her right to acquire such shares within 60 days after March 1, 1999 through the exercise of stock options granted to her pursuant to the 1998 Plan and its predecessor plans.

(16) Includes 12,000 shares of Common Stock deemed to be beneficially owned by Mr. Victory by reason of his right to acquire such shares within 60 days after March 1, 1999 through the exercise of stock options granted to him pursuant to the 1998 Plan and its predecessor plans.

(17) Includes an aggregate of 953,781 shares of Common Stock deemed to be beneficially owned by Directors and Executive Officers of the Company by reason of their right to acquire such shares within 60 days after March 1, 1999 through the exercise of stock options granted to them pursuant to the 1998 Plan and its predecessor plans.

                              ELECTION OF DIRECTORS

                             (ITEM 1 ON PROXY CARD)

     The Company's Certificate of Incorporation and Bylaws provide that the number of directors to constitute the Board of Directors shall be nine unless otherwise fixed by a resolution adopted by a majority of the entire Board. The Certificate of Incorporation and Bylaws further provide that the Board of Directors shall be divided into three classes: Class I, Class II and Class III, with each class to consist, as nearly as possible, of one-third of the members of the Board. Members of each class of the Board of Directors are elected for a term of three years, and the term of office of one class of directors expires at each annual meeting of stockholders. Directors elected at an annual meeting of stockholders to succeed those whose terms expire shall be identified as being of the same class as those directors they succeed and shall be elected for a term to expire at the third annual meeting of stockholders after their election.

     At the Annual Meeting to be held on May 6, 1999, three Class III directors will be elected to hold office for three years or until their respective successors are duly elected and qualified. Raymond Marcy, J. Ian Morrison and A. Michael Victory have been nominated for election as Class III directors of the Company and all of them are currently Class III directors of the Company. The Nominating Committee of the Board of Directors continues to search for two new outside directors to fill the vacancies which arose upon the retirement of Harold Toppel in May 1997 (Class I Director) and the resignation of Allan C. Sorensen in September 1997 (Class II Director). The persons nominated to fill the vacant seats in Class I and Class II will be selected by a majority vote of the Board of Directors. The shares voted by the proxies will be voted for the election of Mr. Marcy, Mr. Morrison and Mr. Victory unless authority to do so is withheld as provided in the form of proxy. All nominees have consented to serve if elected and the Board of Directors has no reason to believe that any of the nominees will be unable to accept the office of director, but if such contingency should arise, it is the intention of the proxies to vote for such person or persons as the Board of Directors may recommend.


NAME AND AGE                                             PRINCIPAL OCCUPATION AND DIRECTORSHIPS
------------                                             --------------------------------------
                                                                 NOMINEES FOR CLASS III
                                                                 (TERM EXPIRING IN 2002)
Raymond Marcy (48)................. Chairman of the Company since August 1997. Director of the Company since
                                    November 1989. Chief Executive Officer of the Company since September 1991.
                                    President since November 1989. Chief Operating Officer from November 1989 until
                                    September 1991.


J. Ian Morrison (46)............... Director of the Company since August 1993. Consultant and Senior Fellow of the
                                    Institute for the Future (IFTF), a non-profit research and consulting firm, since August 1996; President from May 1990 until August 1996.



A. Michael Victory (64)............ Director of the Company since August 1980. President of AMEC Capital, Inc. since
                                    September 1996. Prior to that, and for more than five years, general partner in
                                    Cumberland Investment Group.

                                                             CONTINUING DIRECTORS - CLASS I
                                                                 (TERM EXPIRING IN 2000)

William F. Evans (51).............. Director of the Company since August 1993. Executive Vice President,
                                    Productivity Point International, since June 1998. Executive Vice President,
                                    ProSource, Inc., a food service distribution company, from July 1995 until June
                                    1998. Consultant to H & R Block, Inc. from November 1994 through June 1995.
                                    Senior Vice President, Corporate Operations, of H&R Block, Inc., from August
                                    1992 through October 1994.

Cinda A. Hallman (54).............. Director of the Company since February 1995. Senior Vice President of E. I.
                                    DuPont de Nemours & Co. ("DuPont") since March 1998. Global Vice President
                                    Integrated Processes and Systems of DuPont from August 1997 to March 1998. Vice
                                    President, Information Systems and Chief Information Officer of DuPont from
                                    November 1992 to August 1997.



                                                             CONTINUING DIRECTORS - CLASS II
                                                                 (TERM EXPIRING IN 2001)
Steven S. Elbaum (50).............. Director of the Company since May 1996. Director of Brandon Systems Corporation from January 1987 until May 1996. Chairman of the Board and Chief Executive
                                    Officer of The Alpine Group, Inc., a diversified public holding company, since
                                    June 1984. Chairman and Chief Executive Officer of Superior Telecom, Inc., a
                                    wire and cable telecommunications company, since October 1996. Chairman of the
                                    Board, PolyVision Corporation, since April 1996. Director of Vestaur Securities,
                                    Inc. since March 1999.

Jerome B. Grossman (79)............ Director of the Company since August 1978. Executive Vice President and Chief
                                    Operating Officer of H&R Block, Inc. from May 1971 to August 1989 and then as
                                    Vice Chairman of the Board until he retired in July 1992. Director of H&R Block,
                                    Inc. from September 1973 until September l992, at which time he was elected Vice
                                    Chairman Emeritus.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR CLASS III AS DIRECTORS OF THE COMPANY AND PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

DIRECTORS' COMPENSATION, COMMITTEES AND MEETINGS

     Non-employee directors receive an annual retainer. The annual retainer is determined by the Board of Directors at the regularly scheduled meeting of the directors coinciding with the annual meeting of the stockholders of the Company, and such retainer is effective for the twelve month period commencing on the following July 1st. The Board of Directors may designate the manner in which the annual retainer shall be payable including, but not limited to, in cash, in shares of the Company's Common Stock or in any combination thereof. Further, the Board of Directors may permit up to fifty percent of the annual retainer to be deferred and paid to the directors in the form of stock units, after a plan permitting such deferral and issuance of stock units is adopted by the Company. Effective July 1, 1998, the annual retainer payable to each non-employee director has been set at $25,000, payable in cash. Additionally, non-employee directors are compensated at the rate of $2,000 per Board meeting attended and $1,500 per Committee meeting attended, each payable in cash. Attendance fees are not paid for Board or Committee meetings that, in the judgment of the Chairman or Chairperson thereof, are not of sufficient length or significance to warrant an attendance fee. Non-employee directors are reimbursed for expenses which may be incurred by them in connection with the business and affairs of the Company. In May 1998, the Company established stock ownership guidelines for outside directors equal to three times the annual retainer. Only shares actually owned (and not unexercised options) count toward the ownership requirement.

     Pursuant to the Company's 1998 Stock Incentive Plan (the "1998 Plan" and, similarly, its predecessor plans including the 1997 Long Term Compensation and Outside Director Stock Option Plan, the "1997 Plan"), each non-employee director is entitled to receive an annual stock option grant to purchase 4,000 shares of the Company's Common Stock, vesting on the first anniversary of the date of grant. The annual stock option grants are made on the date coinciding with the annual meeting of stockholders of the Company, at an exercise price equal to the closing price of such stock on the date of grant. Outside director stock options of 4,000 shares each were granted on April 30, 1995 (at an exercise price of $14.44 per share and became fully exercisable on April 30, 1996), on April 30, 1996 (at an exercise price of $21.69 per share and became fully exercisable on April 30, 1997), on April 30, 1997 (at an exercise price of $19.38 per share and became fully exercisable on April 30, 1998), and on May 7, 1998 (at an exercise price of $31.00 per share and will become fully exercisable on May 7, 1999). In a separate grant of options unrelated to the 1997 Plan or the 1998 Plan, stock options of 8,000 shares each, plus an additional 4,000 shares in the case of Mr. Evans who had previously waived his right to receive an earlier 1994 grant under the 1997 Plan, were granted on May 11, 1995 at an exercise price of $12.00, with 50% exercisable on May 11, 1996 and the remainder exercisable on May 11, 1997. The information in this paragraph has been adjusted for the two-for-one stock split that was effective in

September 1997 and it should be noted that options granted prior to April 30, 1997 were granted under a predecessor plan to the 1997 Plan.

     The standing committees of the Board include: the Audit Committee, the Compensation Committee, the Corporate Governance Committee, the Executive Committee and the Nominating Committee.

     The Audit Committee, whose members are William F. Evans (Chairperson), Jerome B. Grossman and A. Michael Victory held two meetings during the twelve months ended December 25, 1998. The functions of the committee include, among other things, reviewing the various internal accounting controls of the Company; reviewing and approving the services of the Company's independent auditors, including any non-audit services provided by them; making recommendations to the Board of Directors with respect to the employment, retention or replacement of such auditors, as well as monitoring the independence of such auditors; and reviewing the scope of the annual audit and related matters. Also, the Audit Committee periodically meets with and receives reports from the Company's internal audit group.

     The Compensation Committee, whose members are Cinda A. Hallman (Chairperson), Steven S. Elbaum and J. Ian Morrison, held four meetings during the twelve months ended December 25, 1998. The functions of the committee primarily include presenting recommendations to the Board of Directors on the compensation of the Chief Executive Officer and approving the compensation program for certain of the Company's other executive officers after receiving recommendations from the Chief Executive Officer. Duties also include determining executive salaries, setting the performance criteria for annual bonuses, approving executive bonuses under the annual incentive programs and administering the Company's 1998 Stock Incentive Plan. The Compensation Committee also determines the amount and terms of all stock options awarded to employees of the Company.

     The Corporate Governance Committee consists of all of the outside Directors and is chaired by Mr. Grossman. The Committee is to meet at least once each year to review the performance of the Chief Executive Officer and to consider issues of corporate governance. The committee held three meetings during the twelve months ended December 25, 1998.

     The Executive Committee, whose members are Raymond Marcy (Chairperson), William F. Evans, Jerome B. Grossman and A. Michael Victory, held nine meetings during the twelve months ended December 25, 1998. The primary function of the Executive Committee is to control and manage, during intervals between meetings of the Board, the property and business of the Company in all matters in which exclusive authority has not been given to the entire Board of Directors or in which specific direction has not been given by the Board.

     The Nominating Committee, whose members are J. Ian Morrison (Chairperson), Raymond Marcy and A. Michael Victory, held no meetings during the twelve months ended December 25, 1998. The Nominating Committee is responsible for the initiation of nominations for election as a director of the Company. The Nominating Committee will consider nominees recommended by stockholders (see section below entitled "STOCKHOLDER PROPOSALS").

     The Board of Directors met nine times during the twelve months ended December 25, 1998. There were a total of twenty-seven meetings of the Board and its committees, as well as additional actions taken by written consent. All directors attended at least seventy-five percent of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which such director served during the last fiscal year.

                             EXECUTIVE COMPENSATION

     The following table sets forth the aggregate compensation paid during each of the Company's three most recently completed fiscal years to Raymond Marcy, the Company's Chief Executive Officer (the "CEO") and each of the four most highly compensated executive officers of the Company in the 1998 fiscal year other than the CEO (together with the CEO, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE


                                                                                                   LONG TERM
                                                                                                  COMPENSATION
                                                           ANNUAL COMPENSATION                     AWARDS (1)
                                             -------------------------------------------------   --------------
                                                                BONUS          OTHER ANNUAL      INTERIM STOCK         ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR     SALARY($)    (YEAR EARNED)($)  COMPENSATION($)(2)   OPTIONS (#)(3)     COMPENSATION ($)
---------------------------         ----     ---------    ----------------  ------------------   --------------     ----------------
Raymond Marcy                       1998     $ 620,577     $ 598,500  (4)        $ 25,894            300,000          $ 62,233  (5)
   Chairman, President and          1997       536,538       402,325               10,853            100,000            27,219
   Chief Executive Officer          1996       487,884       150,000                7,318             80,000             1,573

Robert E. Livonius                  1998     $ 325,165     $ 235,778  (6)        $ 12,513            125,000          $ 23,684  (7)
   Executive Vice President         1997       270,621       137,724                5,498             50,000             1,566
   and Chief Operating Officer      1996       250,903        91,520                3,763             40,000             1,546

Roy G. Krause                       1998     $ 324,355     $ 235,778  (8)        $ 11,951            125,000          $ 29,362  (9)
   Executive Vice President         1997       254,618       129,740                5,122             50,000            53,137
   and Chief Financial Officer      1996       218,850        85,800                3,283             40,000            71,220

Gary Peck                           1998     $ 289,422     $ 127,122             $ 11,201             75,000          $  4,046 (10)
   President, Commercial            1997       246,577       108,664                5,230             40,000               932
   Staffing Group                   1996       238,502       102,069                5,701             20,000               875

Robert J. Evans(11)                 1998     $ 232,527     $ 118,481 (12)        $  7,305             15,000          $ 18,978 (13)
   Vice President and Chief         1997       215,846        95,184                2,390             20,000            60,901
   Information Officer              1996       131,654        65,691                  -0-              9,728            10,161


--------------------

(1) There were no Restricted Stock Awards, Stock Appreciation Rights or Long-Term Incentive Plan Payouts to the listed individuals during fiscal years1996, 1997 or 1998.

(2) For 1998, consists of matching contributions paid by the Company on behalf of its executives to the Interim Services Inc. Deferred Compensation Plan ("IDCP").

(3) Incentive stock options and non-qualified stock options were granted under the Company's 1998 Plan and predecessor plans at an exercise price equal to the fair market value of the Company's Common Stock on January 31, 1996, February 5, 1997 and March 5, 1998, the dates of grant. In addition, on August 1, 1997 Mr. Peck received a grant of 10,000 shares, on May 9, 1996, Mr. Evans received a grant of 9,728 shares, on December 31, 1997, Mr. Marcy received a grant of 100,000 shares, and on January 1, 1998 Mr. Peck received a grant of 75,000 shares, each of Messrs. Krause and Livonius received a grant of 125,000 shares and Mr. Marcy received a grant of 200,000 shares, all at an exercise price equal to the fair market value of the Company's Common Stock on the respective dates of grant. These options have ten-year terms (except for those options granted in 1996 to Messrs. Krause, Livonius and Marcy, which have five-year terms) and become exercisable over a three-year period in cumulative increments of 33-1/3% per year beginning with the first anniversary of the date of grant (except for those options granted to Mr. Marcy on December 31, 1997 and those options granted to Messrs. Peck, Krause, Livonius and Marcy on January 1, 1998 which become exercisable over a four year period in cumulative increments of 25% per year beginning with the first anniversary of the date of grant). All options granted prior to the September 1997 stock split have been restated to adjust for the effects thereof.

(4) Pursuant to the Company's bonus plan for its executives, this includes a mandatory deferred amount of $148,500, which is deferred over a three-year period and is subject to forfeiture.

(5) Includes $1,686 as the imputed economic value of a death benefit provided by the Company for life insurance purchased by the Executive and $60,547 reimbursement of loan interest expense related to purchase of stock to meet stock ownership goals.

(6) Pursuant to the Company's bonus plan for its executives, this includes a mandatory deferred amount of $46,778, which is deferred over a three-year period and is subject to forfeiture.

(7) Includes $2,791 as the imputed economic value of a death benefit provided by the Company for life insurance purchased by the Executive and $20,893 reimbursement of loan interest expense related to purchase of stock to meet stock ownership goals.

(8) Pursuant to the Company's bonus plan for its executives, this includes a mandatory deferred amount of $46,778, which is deferred over a three-year period and is subject to forfeiture.

(9) Includes $2,791 as the imputed economic value of a death benefit provided by the Company for life insurance purchased by the Executive, $24,390 reimbursement of loan interest expense related to purchase of stock to meet stock ownership goals and $2,181 as moving expenses paid by the Company.

(10) Includes $1,686 as the imputed economic value of a death benefit provided by the Company for life insurance purchased by the Executive and $2,360 reimbursement of loan interest expense related to purchase of stock to meet stock ownership goals.

(11) Mr. Evans joined the Company in May 1996.

(12) Pursuant to the Company's bonus plan for its executives, this includes a mandatory deferred amount of $16,781, which is deferred over a three-year period and is subject to forfeiture.

(13) Includes $3,846 as the imputed economic value of a death benefit provided by the Company for life insurance purchased by the Executive, $3,620 reimbursement of loan interest expense related to purchase of stock to meet stock ownership goals and $11,512 as moving expenses paid by the Company.

            OPTION GRANTS IN THE FISCAL YEAR ENDED DECEMBER 25, 1998


                           INDIVIDUAL GRANTS
                      ----------------------------
                      NUMBER OF
                      SECURITIES       % OF TOTAL
                      UNDERLYING        OPTIONS
                       OPTIONS         GRANTED TO                                     GRANT DATE
                       GRANTED        EMPLOYEES IN    EXERCISE                          VALUE
NAME                   (#) (1)        FISCAL YEAR    PRICE ($/SH)   EXPIRATION DATE     ($)(2)
----                  ----------      ------------   ------------   ---------------   ----------
Raymond Marcy(3)        100,000           5.8%         $ 25.8750        12/31/07      $  663,553
                        200,000          11.6%           25.8750        01/01/08       1,327,105
Robert E. Livonius      125,000           7.3%           25.8750        01/01/08         829,441
Roy G. Krause           125,000           7.3%           25.8750        01/01/08         829,441
Gary Peck                75,000           4.4%           25.8750        01/01/08         497,664
Robert J. Evans          15,000           0.9%           27.5625        03/05/08          93,738


--------------------
(1) See Note (3) to the Summary Compensation Table for a description of the terms and other information regarding these options.

(2) The dollar amounts under this column are the result of calculations utilizing the Black-Scholes option pricing model. The assumptions used relating to the expected volatility, risk-free rate of return, dividend yield and time of exercise were 0.33, 5.51, 0.00, and 2.00 respectively.

(3) Mr. Marcy received two separate option grants in the fiscal year ended December 25, 1998.

         The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during the fiscal year ended December 25, 1998, and unexercised options held as of the end of that year.

              AGGREGATED OPTION EXERCISES IN THE FISCAL YEAR ENDED
               DECEMBER 25, 1998 AND THAT YEAR'S END OPTION VALUES


                                  SHARES                        NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                 ACQUIRED                  UNDERLYING UNEXERCISED OPTIONS        IN-THE-MONEY OPTIONS AT
                                    ON          VALUE             AT YEAR END (#)                    YEAR END ($)(1)
NAME                           EXERCISE (#)  REALIZED ($)  EXERCISABLE      UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
----                           ------------  ------------  -----------      -------------    -----------      -------------
Raymond Marcy                     70,000      $1,071,875     156,664           393,336        $  595,206        $   99,170
   Chairman, President and
   Chief Executive Officer

Robert E. Livonius                27,000         386,500      98,332           171,668           491,353            49,584
   Executive Vice
   President and Chief
   Operating Officer

Roy G. Krause                     21,298         178,371      16,666           171,668            17,708            49,585
   Executive Vice
   President and Chief
   Financial Officer

Gary Peck                          5,400          80,425      65,865           108,335           354,540            28,335
   President, Commercial
   Staffing Group

Robert J. Evans                    3,486          48,173       9,665            31,577             5,398            14,167
   Vice President, Chief
   Information Officer


--------------------
(1) The value realized on the exercise of options and the value of unexercised in-the-money options at year end are determined by subtracting the exercise price for the options from the fair market value of the shares subject to the options as of the date of exercise or year end, respectively. There can be no assurance that the value of "unexercised options" reported above will be realized, and any gains on exercise will depend on the value of the Company's Common Stock on the date of exercise.

EMPLOYMENT CONTRACTS

     On November 18, 1998, the Company entered into an employment agreement with Mr. Marcy which superceded his prior agreement. The term of Mr. Marcy's employment agreement ends on April 30, 2001 and is automatically renewable for successive one year terms thereafter unless, not later than six months prior to the end of the term, written notice is given by Mr. Marcy or the Company advising that the term of employment shall not be extended further. Mr. Marcy's employment agreement provides, among other things, that if the Company terminates Mr. Marcy without "cause" (as such term is defined therein), he would be entitled to receive a lump sum cash severance payment in an amount equal to three times the sum of his annual salary plus his target bonus. Mr. Marcy's compensation arrangement is further described in the Compensation Committee's Report on Executive Compensation.

     The Company also entered into employment agreements with each of the Named Executive Officers on November 18, 1998. The employment agreements between the Company and each of Messrs. Livonius, Krause, Peck and Evans provide for employment at will and, accordingly, may be terminated by either party thereto at any time for any reason. The employment agreements provide, among other things, that if the Company terminates the executive without "cause" (as such term is defined therein), the executive would be entitled to receive a lump sum cash severance payment in an amount equal to: (i) two times the sum of the executive's annual salary plus his target bonus, in the case of Messrs. Livonius and Krause, and (ii) the sum of the executive's annual salary plus his target bonus, in the case of Messrs. Peck and Evans.

     The Company also entered into Change in Control Agreements (the "CIC Agreements") with Mr. Marcy and each of the Named Executive Officers on November 18, 1998. A "Change of Control" is defined in the CIC Agreements, subject to future change by the Company's Board of Directors, and excludes certain transactions that are approved by the Company's Board of Directors. The CIC Agreements provide for certain benefits to be paid to Mr. Marcy and the Named Executive Officers upon the occurrence of a Change in Control, including the waiving of all restrictions and conditions applicable to any awards of restricted stock or the vesting of stock options, and certain specified severance payments in the event that the employment of such executive is terminated following a Change In Control. Such severance includes a cash payment in an amount equal to: three times the sum of the executive's annual salary plus his target bonus, in the case of Mr. Marcy, (ii) two times the sum of the executive's annual salary plus his target bonus, in the case of Messrs. Livonius and Krause, and (iii) the sum of the executive's annual salary plus his target bonus, in the case of Messrs. Peck and Evans.

     Copies of the employment agreements and the CIC Agreements for Mr. Marcy and each of the Named Executive Officers are filed as exhibits to the Company's Form 10-K for the fiscal year ended December 25, 1998.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     During the fiscal year ended December 25, 1998, the Compensation Committee was comprised of Cinda A. Hallman (Chairperson), Steven S. Elbaum and J. Ian Morrison, none of whom are or were an officer or employee of the Company or any of its subsidiaries.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Company's Board of Directors (the "Committee") has prepared the following report on executive compensation. This report describes the Company's current executive compensation program including the underlying philosophy of the program and the criteria on which executive compensation is based. This report also describes the compensation paid to the Company's Chairman and Chief Executive Officer, Raymond Marcy, during the most recent fiscal year.

     The Committee is composed entirely of independent outside directors. Their responsibilities include presenting recommendations to the Board of Directors on the compensation of the Chief Executive Officer and approving the compensation program for certain of the Company's other executive officers, currently consisting of eleven executives (including the Named Executive Officers), after receiving recommendations from the Chief Executive Officer. Specific duties include determining the executive salaries, setting the performance criteria for annual bonuses, approving their awards under the annual incentive program, and administering the Company's 1998 Stock Incentive Plan. The Committee also reviews total compensation for the Company's top 30 executives.

     The Committee has retained the services of an outside consultant, Frederic
W. Cook & Co., to provide information and advice on executive compensation issues.

COMPENSATION PHILOSOPHY

     The Company's executive compensation program consists of three main elements:

BASE SALARY

     Base compensation set to attract and retain qualified management, when combined with the other components of the compensation program.

ANNUAL BONUS

     An opportunity to earn additional cash reward for yearly business success and individual performance.

STOCK OPTIONS

     Grants, which will encourage stock ownership and reward executives for increases in stockholder value. There is strong emphasis on stock option awards as both recruitment and retention vehicles.

     The annual bonus is "at risk" compensation in that it is not payable except to the extent that the Company's business objectives are attained. Similarly, stock options are "at risk" in that their value depends upon success in enhancing stockholder value.

     The compensation program is designed to contribute to the viability and long-term success of the Company by meeting the following objectives:

     o To compensate fairly for financial and strategic success and the enhancement of stockholder value.

     o To attract, retain and motivate experienced and competent managers and professionals who are performance-oriented.

     o To reinforce a commitment to take action, which will contribute to the long-term success of the Company.

     o To encourage the ownership of Interim stock so that management's long-term financial interests are closely linked with success in serving the long-term interests of the Company's stockholders. To this end, in 1997, Interim adopted stock ownership goals for the direct reports of the CEO and select direct reports of the COO and CFO, to include approximately 22 executives. The Company also adopted a discounted stock purchase plan for all employees.

COMPETITIVE STANCE

     In 1998, the Company continued its comparison groups for senior executives to include other service companies and high growth companies in addition to the temporary service and staffing industry and general industry comparisons previously used. Industry-specific companies are also used for business-unit heads. All of the companies used in the peer group for the total stockholder return graph are included within the temporary service comparison group.

     The Company's policy is to offer salaries which are competitive at the median of companies of similar size within the comparison groups, annual incentive opportunities, which could pay at median levels if pre-set performance goals are met and above-median if the goals are exceeded, and stock option awards, which are highly competitive and at least median over time.

BASE SALARIES

     Base salaries are reviewed annually using competitive compensation information provided by nationally recognized consulting firms. Increases in base salaries are granted after considering relative competitive positions, individual performance and general salary increases within the rest of the Company.

INCENTIVE COMPENSATION

     The Committee determines the performance measures used in setting the annual incentive targets of the CEO and his direct reports, including the Named Executive Officers. Incentive compensation is designed to specifically relate executive pay to Company performance. Bonuses under such plans provide financial rewards for achievement of substantive business results and where substantive business results are attained, for the attainment of objectively measured personal performance goals. Bonuses are paid after the end of the fiscal year if the individual remains in the employ of the Company and achieves established performance targets. The bonus incentive requires the attainment of specific earnings per share (EPS) growth targets for the Company's stock. The CEO's bonus is based 100% on EPS growth, while the COO's and the CFO's bonuses are based 75% on EPS growth. Other executives have either 50% or

75% of their bonuses based on EPS. If more than the target bonus is earned, the excess bonus is deferred, is subject to forfeiture and, beginning with bonuses earned in 1999, will be paid out in equal installments over the next two years.

STOCK OPTION AWARDS

     The Committee views stock options as a critical element of the compensation program. Options have been granted broadly in the Company, may be used as a hiring inducement, and are increasingly viewed as a key element in retaining executives important to the future success of the Company. Because the Company has a high proportion of professionals, it expects to utilize an above-average level of stock in its program.

     In this Proxy Statement is a proposal for an amendment to the 1998 Stock Incentive Plan, which, if approved, will increase the number of shares issuable under such Plan by an aggregate of 2,200,000 shares.

STOCK OWNERSHIP

     In 1997, the Committee adopted stock ownership goals for 22 top executives, which range from five times salary for the CEO to two times salary for first level participants. Participants have been offered a favorable financing program whereby the Company reimburses executives for loan interest for the first three years. As of February 4, 1999, the CEO achieved 91% of his goal, the CFO achieved 118%, and the COO achieved 82%. The other executives achieved 47% of their goals. Total stock ownership for this group as of February 4, 1999, is 330,955 shares.

CHANGE IN CONTROL/EMPLOYMENT AGREEMENTS

     The Committee implemented Change In Control and Employment Agreements for the top executives. The details of these agreements for the CEO and the Named Executive Officers are included in this Proxy Statement.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

     The Committee intends that all compensation paid to Interim executives will be tax-deductible. The Committee has requested stockholder approval where necessary and has established administrative rules for its plans in order to be in compliance with Internal Revenue Code Section 162(m).

CHIEF EXECUTIVE OFFICER COMPENSATION FOR 1998

     In 1998, the base salary, incentive compensation and stock option awards for the Chief Executive Officer were determined by the Committee based on the principles outlined above. After reviewing a competitive study from its consultants, the Board of Directors adopted the Compensation Committee's recommendation to increase the CEO's salary from $600,000 to $630,000 effective January 1, 1999. His target incentive for 1999 remained 75% of salary. In 1998, the CEO earned a bonus of $598,500 under the bonus incentive plan for executives described above, $148,500 of which was deferred under the terms of the plan. In calendar year 1998, he was granted one stock option award of 200,000 shares.

     The previous employment agreement of the CEO, which was effective May 1, 1994, was superceded by a new Employment Agreement dated November 18, 1998 and has a term expiring on April 30, 2001, with provisions for automatic renewals subject to a prior notice not to extend the term. The Committee and Board of Directors approved and implemented both an Employment Agreement and a Change In Control Agreement for the CEO as described in preceding portions of this Proxy Statement.

                                        BY THE COMPENSATION COMMITTEE,

                                        CINDA A. HALLMAN, Chairperson
                                        STEVEN S. ELBAUM
                                        J. IAN MORRISON

                                PERFORMANCE GRAPH

     The following graph sets forth the cumulative total stockholder return on the Company's Common Stock for the period beginning January 27, 1994 (the date of the Company's initial public offering) and ending December 25, 1998, as well as the cumulative total return of the Standard and Poor's 500 stock index and a Peer Group Index, for the same time period. The total cumulative return on investment (change in stock price plus reinvested dividends, if any) for the Company, the Standard and Poor's 500 stock index and the Peer Group Index assumes that a $100 investment was made on January 27, 1994. The Company has not declared any dividends in the period represented in this performance graph.

     The Peer Group Index is comprised of the following publicly traded companies: CDI Corp.; Kelly Services, Inc.; Manpower Inc.; and Robert Half International Inc.

     The data for this performance graph was compiled by the Company from Bloomberg Financial Services. The stock price performance shown on this graph is not necessarily indicative of future price performance of the Company's Common Stock.


                                                            [ GRAPH ]

                         1/27/94     6/94      12/94     6/95      12/95     6/96     12/96      6/97     12/97     6/98     12/98
                         -------     ----      -----     ----      -----     ----     -----      ----     -----     ----     -----
INTERIM SERVICES INC.    100.00     118.75    123.13    125.00     173.75   215.00   177.50     222.50    258.75   321.25   233.75
  S&P 500 COMPOSITE      100.00      92.50     95.94    113.80     128.63   140.09   154.74     184.90    202.72   236.86   256.79
     PEER GROUP          100.00     103.79    126.55    121.69     133.12   183.13   167.66     225.73    228.86   222.32   184.34


                     RATIFICATION OF APPOINTMENT OF AUDITORS
                             (ITEM 2 ON PROXY CARD)

     Deloitte & Touche LLP audited the accounts of the Company for the twelve months ended December 25, 1998. Deloitte & Touche LLP has offices or affiliates convenient to most of the Company's operations in the United States and other countries and is considered by the Company to be well qualified. The Board of Directors has appointed such firm as the Company's independent auditors for the fiscal period ending December 31, 1999, and recommends that the stockholders ratify such appointment. Representatives of Deloitte & Touche LLP expect to attend the Annual Meeting, will be afforded an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions by stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AND PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

               APPROVAL OF AMENDMENT TO 1998 STOCK INCENTIVE PLAN
                             (ITEM 3 ON PROXY CARD)

     On February 18, 1999 the Company's Board of Directors unanimously adopted, subject to the approval by the Company's stockholders, a resolution to amend the Company's 1998 Stock Incentive Plan (the "1998 Plan") to increase the number of shares eligible for grant under the 1998 Plan by 2,200,000 shares. The 1998 Plan was originally adopted by the Board of Directors on March 5, 1998 and approved by the stockholders of the Company on May 7, 1998.

GENERAL TERMS AND CONDITIONS

     The purposes of the 1998 Plan are to provide incentives and reward to those employees largely responsible for the success and growth of the Company and its subsidiary corporations and to assist all such entities in attracting and retaining executives and other key employees with experience and ability; to attract and retain experienced and qualified directors who are not employees of the Company or any subsidiary; and to secure for the Company and its stockholders the benefit of stock ownership in the Company by those employees and directors.

MATERIAL FEATURES OF THE PLAN

     A copy of the 1998 Plan, as proposed to be amended, is attached as Exhibit A to this Proxy Statement. The material features of the 1998 Plan, as proposed to be amended, are described below, but this description is only a summary and is qualified in its entirety by reference to the actual text of Exhibit A.

SHARES SUBJECT TO THE 1998 PLAN

     The 1998 Plan previously authorized the issuance of 1,500,000 shares of Common Stock, plus an additional 503,108 shares from a predecessor plan which, as of the time of adoption of the 1998 Plan, had not been reserved for issuance pursuant to specific option grants or grants of other awards under the predecessor plan, for a total of 2,003,108 shares, subject to increase due to the anti-dilution provisions of the 1998 Plan and any Non-Issuance or Stock Exercise (as defined below). As of March 12, 1999, Awards (as defined below) of or Stock Options to purchase 1,542,262 shares of Common Stock had been granted under the 1998 Plan, and 460,846 shares of Common Stock remained available for issuance.

     In order to make additional awards under the 1998 Plan so that the Company continues to receive the benefits associated therewith, the proposed amendment to the 1998 Plan authorizes an additional 2,200,000 shares of Common Stock for issuance in accordance with the 1998 Plan's terms, bringing the total amount of shares available for issuance under the 1998 Plan as of March 12, 1999 to 2,660,846.

     Shares of Common Stock not actually issued pursuant to an Award or Director Stock Option (as hereinafter defined) under the 1998 Plan, or an award under any other stock option or benefit plan of the Company for the benefit of employees or Directors which has been approved by the stockholders of the Company (collectively, "Other Company Plans"), due to forfeiture, cancellation, lapse, surrender, payment of withholding taxes or otherwise, are available for future Awards or Director Stock Options under the 1998 Plan (a non-issuance of Common Stock under any plan other than the 1998 Plan, is referred to herein as a "Non-Issuance."). In the event that shares of Common Stock already owned by an optionee are tendered either to exercise a Stock Option, or a stock option granted under any Other Company Plan, or for the payment of withholding taxes under the 1998 Plan or any Other Company Plan (collectively, a "Stock Exercise"), the shares of Common Stock so tendered shall be added to the total number of authorized shares available for issuance under the 1998 Plan, but such shares so added in respect of a stock option granted under any Other Company Plan shall not be available for grants of Incentive Stock Options (as hereinafter defined).

     Shares of Common Stock to be delivered or purchased under the 1998 Plan may be either authorized but unissued Common Stock or treasury shares. Not more than ten percent (10%) of the shares reserved for issuance under the 1998 Plan (subject to the anti-dilution provisions of the 1998 Plan) may be issued in Awards other than Stock Options. All of the remaining shares available for issuance under the 1998 Plan may be issued thereunder in connection with the exercise of options which qualify as "Incentive Stock Options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), subject to increases due to either the anti-dilution provisions of the 1998 Plan or any Stock Exercise with respect to Awards or options ("Director Stock Options") issued to directors of the Company who are not employees of the company or any subsidiary of the Company ("Outside Directors"). The maximum number of shares of Common Stock with respect to which Stock Options and stock appreciation rights may be granted to any Recipient during any three calendar years is 1,000,000 shares.

ELIGIBILITY

     Awards may be granted to (i) employees of the Company and its subsidiaries,
(ii) members of the Boards of Directors of the Company or its subsidiaries,
(iii) persons who have agreed in writing to become an employee of the Company or a subsidiary within thirty (30) days, or (iv) consultants or advisors who have rendered bona fide services to the Company or a subsidiary (not including services in connection with the offer or sale of securities in a capital-raising transactions) (collectively, "Recipients"); provided, that Incentive Stock Options may only be granted to employees of the Company or a subsidiary in which the Company owns, directly or indirectly, stock possessing 50% or greater of the total combined voting power of such subsidiary. No member of the Committee (other than an ex-officio member) shall be eligible for grants of Awards under the 1998 Plan by the Committee, although such member may be eligible for grants of Director Stock Options or for Awards which are granted by the Board of Directors.

ADMINISTRATION

     The Plan is administered by the Committee, which shall at all times consist of not less than two (2) non-employee directors of the Company (an "Outside Director") each of whom qualifies as an Outside Director under Treasury Regulation Section 1.162-27(e)(3) and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. The members of the Committee are appointed by and serve at the pleasure of the Board of Directors of the Company. The Committee has full power and authority to determine which Recipients shall receive Awards, to construe, interpret and administer the 1998 Plan and, to make determinations which shall be final, conclusive and binding upon all persons. The Committee shall impose such conditions upon the grant and exercise of Awards under the 1998 Plan as may from time to time be deemed necessary or advisable, in the opinion of counsel to the Company, to comply with applicable laws and regulations, and from time to time may adopt rules, regulations and policies for carrying out the 1998 Plan. Such policies may include, but need not be limited to, the type, size and terms of Awards to be made to Recipients and the conditions for payment of such Awards. In addition, the Committee may delegate to the Chief Executive Officer of the Company the authority to grant Awards to Recipients who are not subject to
Section 16(a) of the Securities Act of 1934, as amended. Notwithstanding the foregoing, the Board of Directors has the authority to determine which Outside Directors shall receive Awards and the terms and conditions of such Awards.

TYPES OF AWARDS

     Awards to Recipients under the 1998 Plan (collectively, "Awards") include shares of Common Stock, restricted shares of Common Stock ("Restricted Shares"), the right to purchase shares of the Company's Common Stock upon exercise of an option granted under the Plan (a "Stock Option"), including a Reload Stock Option (as defined below), (but excluding Director Stock Options), stock appreciation rights, and performance shares, performance units and other Awards (other than Stock Options or stock appreciation rights, the payment of which is intended to qualify as "performance-based compensation" under Section 162(m) of the Code ("Target Awards"). The Committee may establish performance goals to be achieved within such performance periods as may be selected by it using such measures of the performance of the Company it may select as a condition to the receipt of the Award.

     In addition to the Awards granted to Recipients, as of each annual meeting of the stockholders of the Company, each Outside Director of the Company, including newly elected Outside Directors, shall be granted a Director Stock Option to purchase 4,000 shares of Common Stock. Director Stock Options vest one year from the date of grant, shall have a term of ten years, and must be exercised prior to the first anniversary of the Outside Director's termination of service as a director.

     Additionally, in connection with the exercise of a Stock Option (other than a Director Stock Option), if a Recipient exercises such Stock Option by surrendering other shares of Common Stock (as discussed in PRICING AND MARKET VALUE RESTRICTIONS), the Committee may grant an additional Stock Option for the number of shares of Common Stock so surrendered and also for the number of shares withheld or tendered to satisfy tax withholding requirements (a "Reload Stock Option"). Any Reload Stock Option shall become exercisable upon such terms and conditions as the Committee shall determine, but the exercise price shall not be less than the market value of the shares of Common Stock on the date of the exercise of such prior Stock Option and the term shall not extend beyond the expiration of the prior Stock Option.

     The Committee may determine that all or a portion of an Award or a payment to a Recipient pursuant to an Award, in any form whatsoever, shall be vested at such times and upon such terms as may be selected by it, provided, however, that an Award of Restricted Shares may not vest in less than three years from the date of grant. The Committee may determine that the vesting of any Award shall be accelerated in the event of a change of control of the Company, as such terms may be defined in the Award agreement. The Committee, or in the case of Awards to Outside Directors, the Board of Directors of the Company, may determine that the receipt of all or a portion of an Award or a payment to a Recipient pursuant to an Award, in any form whatsoever, (i) shall be deferred, or (ii) at the election of such Recipient, may be deferred. Deferrals shall be for such periods and upon such terms as the Committee, or in the case of Awards to Outside Directors, the Board of Directors of the Company, may determine. Additionally, the Committee may determine the term of a Stock Option or other Award, provided no Stock Option or other Award may have a term of greater than ten (10) years.

     In addition, the Committee may require a Recipient to refund to the Company the value of an Award realized by a Recipient, if the Recipient accepts employment with a competitor of the Company or a subsidiary of the Company within six (6) months of such realization. In the case of a Stock Option, a Recipient is deemed to realize its value upon the exercise of the Stock Option and its value is an amount equal to the excess of the market value of the shares of Common Stock received as of the date of the exercise over the exercise price paid for such shares. In the case of all other Awards, a Recipient is deemed to realize its value upon the payment (in cash or stock) of the Award and its value is the amount of any cash received plus an amount equal to the market value of the shares of Common Stock received in connection with the Award. The market value of shares shall be the closing price for the Common Stock on the New York Stock Exchange (or on the principal securities exchange or other market on which the Common Stock is then being traded) on the date of realization, or if such closing price is not reported on such date, the last reported closing price.

     The Committee and the Board of Directors, respectively, has the power to specify the form of Award contracts and Director Stock Option agreements to be granted from time to time pursuant to and in accordance with the 1998 Plan. No Recipient or Outside Director has any rights as a stockholder of the Company with respect to Awards or Director Stock Options unless and until certificates for shares of Common Stock or Restricted Shares are issued to the Recipient or Outside Director.

     The Company has the right to deduct from all Awards paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such Awards, and with respect to Awards paid in other than cash, to require the payment (through withholding from the Recipient's salary or otherwise) of any such taxes. Subject to such conditions as the Committee may establish, Awards payable in shares of Common Stock may provide that the Recipients thereof may elect, in accordance with any applicable regulations, to tender shares of Common Stock, or have the Company withhold shares of the Common Stock to satisfy all or part of such withholding obligations, with the value of such tendered or withheld shares of Common Stock based upon their fair market value on the date the tax withholding is required to be made.

PAYMENT OF TARGET AWARDS

     The payment under any Target Award is contingent upon the attainment of one or more pre-established performance goals established by the Committee in writing within ninety (90) days of the commencement of a performance period designated by the Committee (the "Target Award Performance Period") (or in the case of a newly hired Recipient, before 25% of such Recipient's service for such Target Award Performance Period has elapsed). Such performance goals are based upon one or more of the following performance-based criteria: earnings per share of the Common Stock, the Company's return on net assets, equity, or revenues, or the Company's cash flow, book value, Common Stock performance or price-earnings ratio. The Committee, in its discretion, may cancel or decrease an earned Target Award, but, except as otherwise permitted by the applicable Treasury Regulations promulgated under the Code, may not, under any circumstances, increase such Award. The maximum amount which any Recipient may be paid under a Target Award is $2,000,000 per calendar year. The Committee may, in its discretion, decrease this maximum, but, except as otherwise permitted under the applicable Treasury Regulations, may not, under any circumstances, increase this maximum. Before payments are made under a Target Award, the Committee is required to certify in writing that the performance goals justifying the payment under the Target Award have been met.

PRICING AND MARKET VALUE RESTRICTIONS

     The amounts of certain Awards are based on the market value of a share of Common Stock at a specified point in time. The exercise price per share of Common Stock under each Stock Option granted under the 1998 Plan (including Director Stock Options) may not be less than the closing price for the Common Stock on the New York Stock Exchange (or on the principal securities exchange or other market on which the Common Stock is then being traded) on the date the Stock Option is granted or if such closing price is not reported on the date of grant, the last reported closing price. The exercise price for each Stock Option remains constant during the life of the option, subject to adjustment pursuant to the anti-dilution provisions of the 1998 Plan. The base value per share of Common Stock covered by an Award in the form of a stock appreciation right may not be less than the market value of one share of Common Stock on the initial day of the performance period for such stock appreciation right. Other than pursuant to the anti-dilution provisions of the 1998 Plan, no Stock Option may be re-priced to a lower price without approval of the stockholders of the Company. On March 12, 1999, closing price of the Common Stock on The New York Stock Exchange was $17.0625 per share.

     Payment for exercise of any Stock Option, including Director Stock Options, may be made (a) in cash, (b) by delivery of Common Stock having a market value equal to the aggregate exercise price, (c) by a combination of payment of cash and delivery of Common Stock in amounts such that the amount of cash plus the market value of the Common Stock equals the aggregate exercise price, or (d) by a cashless exercise upon such terms and conditions as the Committee, it its sole and absolute discretion, shall determine. The Committee may, in its discretion, include within any Stock Option agreement (other than an agreement covering a Director Stock Option), a provision entitling the Recipient to a Reload Stock Option in the event that shares of Common Stock are surrendered for payment of the exercise price.

EMPLOYMENT

     With respect to Awards granted to Recipients who are employees of the Company or its subsidiaries, the Committee requires that a Recipient must be an employee of the Company or a subsidiary (or must have retired with the approval of the Company or a subsidiary) at the time an Award becomes vested and may provide for the termination of any such outstanding Award if a Recipient ceases to be an employee of the Company or a subsidiary or a Director, and may establish such other provisions with respect to the termination or disposition of an Award on the death or retirement of a Recipient as it, in its sole and absolute discretion, deems advisable. Notwithstanding the foregoing, the Committee has the sole power to determine the date of, and the circumstances which shall constitute, a cessation of employment (including whether the spin-off of a subsidiary constitutes a cessation of employment of employees who continue in the employ of the spun-off company) and to determine whether such cessation is the result of retirement, death or any other reason.

     No Award shall be construed as imposing upon the Company or a subsidiary the obligation to continue the employment of a Recipient. No employee or other person shall have any claim or right to be granted an Award under the Plan.

ANTI-DILUTION PROTECTION

     In the event of any changes in the capital structure of the Company, including but not limited to a change resulting from a stock dividend or split-up, or combination or reclassification of shares, the Board of Directors of the Company shall make such equitable adjustments with respect to Awards and Director Stock Options or any other provisions of the 1998 Plan as it deems necessary and appropriate, including, if necessary, any adjustment in the maximum number of shares of Common Stock subject to the 1998 Plan or the number of shares of Common Stock subject to an outstanding Award or Director Stock Option. If the Company shall become a party to any corporate merger, consolidation, major acquisition of property for stock, reorganization, or liquidation, the Board of Directors of the Company may make such arrangements it deems advisable with respect to outstanding Awards or Director Stock Options, which arrangements shall be binding upon Recipients and Outside Director Recipients, including, but not limited to, the substitution of any new Awards or Director Stock Options then outstanding, the assumption of any such Awards or Director Stock Options and the termination of, or payment for, such Awards or Director Stock Options.

ASSIGNABILITY

     No Award or Director Stock Option granted pursuant to the 1998 Plan is transferable or assignable by the Recipient other than by will or the laws of descent and distribution and during the lifetime of the Recipient shall be exercisable or payable only by or to him or her. Notwithstanding the foregoing, the Committee specifically may designate that a Stock Option (other than an Incentive Stock Option) may be transferred to a family member, a trust established primarily for the benefit of a family member, or to an entity which is a corporation, partnership, or limited liability company (or any other similar entity) the owners of which are primarily the aforementioned persons or trusts. Any such Stock Option so transferred is subject to the provisions of the 1998 Plan concerning the exercisability during such transferor's employment or service as Director.

REGISTRATION

     Each Award and Director Stock Option is subject to the requirement that if at any time the Committee (or in the case of a Director Stock Option, counsel for the Company) shall determine that qualification or registration under any state or federal law of the shares of Common Stock, Restricted Shares, Stock Options or other securities thereby covered, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with the granting of such Award or Director Stock Option or the purchase of shares thereunder, the Award or Director Stock Option may not be paid or exercised in whole or in part unless and until such qualification, registration, consent or approval shall have been effected or obtained free of any conditions the Committee, in its sole discretion, deems unacceptable.

FEDERAL INCOME TAX CONSEQUENCES

     The Company has been advised by its counsel that the federal income tax consequences of the grant and/or exercise of Awards and Director Stock Options under the 1998 Plan are as described below. The following information is not a definitive explanation of the tax consequences of the Awards. Recipients should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and/or exercise of the Awards, and the ownership and disposition of any underlying securities.

     COMMON STOCK AWARDS; RESTRICTED SHARES. Under the Code, the federal income tax consequence to the recipient of an Award of Common Stock or Restricted Shares will depend on the facts and circumstances of each such Award, and, in particular, the nature of the restrictions imposed with respect to the shares of stock which is the subject of such Award. In general, if the shares that are the subject of the Common Stock or Restricted Share Awards are actually issued to the Recipient, are nontransferable and are subject to a "substantial risk of forfeiture," e.g., if the rights to ownership of the shares are conditioned upon the future performance of substantial services by the Recipient, a taxable event occurs only when the substantial risk of forfeiture ceases and not before. So long as the sale of stock at a profit could subject the Recipient to suit under
Section 16(b) of the Securities Exchange Act of 1934, the shares are considered to be subject to a "substantial risk of forfeiture" and not transferable. At such time as the substantial risk of forfeiture ceases, the Recipient will realize ordinary income to the extent of the excess of the fair market value of the shares of stock on the date the risk of forfeiture terminates over the Recipient's cost of such shares (if any), and the same amount is deductible by the Company as compensation. Under certain circumstances, the Recipient, by making an election under Section 83(b) of the Code, include in his gross income, at the time of transfer, the excess of the fair market value of the stock over the amount, if any, paid for the stock as of the date the stock has been transferred to the Recipient. If the restrictions by their nature, do not subject the recipient to a "substantial risk of forfeiture" of the stock, then the Recipient will realize ordinary income equal to the excess, at the time of grant, of the fair market value of the stock over amount, if any, paid for such stock and the same amount is then deductible by the Company.

     Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or the date of the receipt of the Restricted Shares, if the Recipient elects to be taxed on the fair market value upon such receipt). Dividends received by a Recipient during the restricted period will be taxable to the recipient at ordinary income tax rates and will be deductible by the Company unless the Recipient has elected to be taxed on the fair market value of the Restricted Shares upon receipt, in which case they will thereafter be taxable to the Recipient as dividends and will not be deductible by the Company.

     INCENTIVE STOCK OPTIONS. The 1998 Plan qualifies as an "incentive stock option plan" within the meaning of Section 422 of the Code, provided that at all times during the period beginning on the date of the granting of the option and ending on the day three months before the date of exercise of such option, the Recipient is an employee of either the Company or a parent or subsidiary corporation, Recipient who is granted an Incentive Stock Option will not recognize any taxable income for federal income tax purposes either on the grant or exercise of the Incentive Stock Option. However, the excess of the fair market value of the Common Stock received upon the exercise of the Incentive Stock Option over the exercise price is included in the recipient's alternative minimum taxable income and may be subject to alternative minimum tax ("AMT"). For AMT purposes only, the basis of the Common Stock acquired upon the exercise of the Incentive Stock Option is increased by the amount of such excess ("AMT Basis").

     If the Recipient disposes of the shares purchased pursuant to the Incentive Stock Option more than two years after the date of grant and more than one year after the transfer of the shares to him (the required statutory "holding period"), (a) the Recipient will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the exercise price; and (b) the Company will not be entitled to a deduction with respect to the shares so issued. For AMT purposes, the gain is the difference between the sales price and the AMT Basis. If the holding period requirements are not met (a "disqualifying disposition"), any gain realized upon disposition of the shares will be taxed as ordinary income to the extent of the excess of the lesser of (i) the fair market value of the shares at the time of exercise, or (ii) the amount, if any, realized on the disposition, over the exercise price. The Company will be entitled to a deduction in the year of a disqualifying disposition in an amount equal to the ordinary income recognized by the Recipient. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the shares. For AMT purposes, the gain is the difference between the sales price and the AMT Basis.

     NONQUALIFIED STOCK OPTIONS. The Recipient of a nonqualified stock option under the 1998 Plan (or the Outside Director in the case of a Director Stock Option) will not recognize any income for federal income tax purposes on the grant of the Stock Option. Generally, on the exercise of the Stock Option, the Recipient will recognize taxable ordinary income equal to the difference between the fair market value of the shares on the exercise date and the exercise price for the shares. The Company generally will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the Recipient. Upon disposition of the shares purchased pursuant to the Stock Option, the Recipient will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis will include the amount previously recognized by the Recipient as ordinary income.

     STOCK APPRECIATION RIGHTS. A Recipient who is granted stock appreciation rights will not recognize any taxable income on the receipt of the stock appreciation rights. Upon the exercise of a stock appreciation right, for federal income tax purposes the Recipient will recognize ordinary income equal to cash, or the fair market value of shares of Common Stock, or a combination of both cash and shares, received by the Recipient upon such exercise (which generally shall equal the excess of the market value of the shares of Common Stock covered by the stock appreciation right over the base line exercise value of such shares established on the date of grant). The Company will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the Recipient. Upon disposition of any shares received, the Recipient will recognize long-term or short-term gain or loss depending upon the period for which he or she has held the shares in an amount equal to the difference between the selling price and the fair market value of the shares on the date of receipt.

     PERFORMANCE SHARES AND PERFORMANCE UNITS. A Recipient of performance shares or performance units will not recognize any income for federal income tax purposes on the date of the grant of the right to receive performance shares or performance units. The Recipient will recognize ordinary income for federal income tax purposes at the time of receipt of cash and/or Common Stock or a combination of both cash and shares, upon satisfaction of the designated performance goals, in an amount equal to: (i) the sum of the amount of cash received plus (ii) fair market value of the shares of Common Stock, if any, received in excess of the amount, if any, paid for by the participant for such performance units or performance shares. The Company will be entitled to a deduction on the date of receipt of the cash or shares, or a combination of both cash and shares, by the Recipient in an amount equal to the ordinary income recognized by the Recipient. Upon disposition of any shares received, the Recipient will recognize long-term or short-term gain or loss depending upon the period for which he or she has held the shares in an amount equal to the difference between the selling price and the fair market value of the shares on the date of receipt.

     TARGET AWARDS. A Recipient of a Target Award will not recognize any income for federal income tax purposes on the date of grant of a Target Award. The Recipient of a Target Award will recognize ordinary income for federal income tax purposes at the time of receipt of any cash or Common Stock, or a combination of both, upon the attainment of one or more pre-established performance goals, in an amount equal to the sum of the amount of cash received plus the fair market value of any shares of Common Stock received, in excess of the amount, if any, paid by the participant for such Target Award. The Company will be entitled to a deduction on the date of receipt of the cash or shares, or a combination of both, by the Recipient in an amount equal to the ordinary income recognized by the Recipient. Section 162(m) of the Code provides that compensation paid to certain highly compensated executives of public companies is not deductible to the extent such compensation paid to any such executive exceeds $1 million per year (the "$1 million deduction limitation"). However, compensation which qualifies as "performance-based compensation" within the meaning of the regulations under Section 162(m) is exempt from the $1 million deduction limitation. Payments under the Target Awards are intended to qualify as "performance-based compensation" so that they will not be subject to the $1 million deduction limit.

AMENDMENTS AND TERMINATION

     The Board of Directors of the Company has the right at any time during the continuance of the 1998 Plan to amend, modify, supplement, suspend or terminate the 1998 Plan, provided that in the absence of the approval of the holders of a majority of the shares of Common Stock of the Company present in person or by proxy at a duly constituted meeting of the stockholders of the Company, no such amendment, modification or supplement shall (i) increase the aggregate number of shares which may be issued under the 1998 Plan, unless such increase is by reason of any change in capital structure, (ii) change the termination date of the 1998 Plan, or (iii) delete or amend the market value restrictions contained in the 1998 Plan, and provided further, that no amendment, modification or termination of the 1998 Plan shall in any manner affect any previously granted Award or Director Stock Option without the consent of the Recipient or the Outside Director, as the case may be, unless such amendment, modification or termination is by reason of any change in capital structure or unless the same is by merger, consolidation, reorganization, liquidation or similar occurrence.

     Awards and Director Stock Options may be granted at any time prior to March 5, 2008, on which date the 1998 Plan will terminate except as to Awards and Stock Options then outstanding thereunder, which Awards and Stock

Options shall remain in effect until they have expired according to their terms or until March 5, 2018, whichever first occurs. No Incentive Stock Option is exercisable later than 10 years following the date it is granted, and no other Award will have a term of more than 10 years.

AWARDS TO BE GRANTED UNDER THE 1998 PLAN

     Set forth in the Proxy Statement under the section entitled "Executive Compensation" is information concerning the type and amount of grants under the 1998 Plan and the Other Company Plans made to eligible employees and Outside Directors of the Company. Pursuant to the 1998 Plan, each Outside Director receives annual grant of a Director Stock Option to purchase 4,000 shares of Common Stock. The Board of Directors may decide to pay the Outside Director's annual retainer (currently $25,000) by the issuance of Awards of Common Stock. The exact types and amounts of any other Awards to be made by the Committee in the future to any eligible employees or Outside Directors pursuant to the 1998 Plan are not presently determinable. As a result of the discretionary nature of the 1998 Plan, it is not possible to state who the additional Recipients of Awards under the Plan will be, the numbers of Stock Options or other Awards to be received by any person or group, or the benefits or amounts that would have been received by certain persons or groups under the 1998 Plan. In the exercise of its discretion under the 1998 Plan, the Committee may choose to grant other types of Awards under such Plan or may choose to grant no additional Awards under such Plan.

INTEREST IN THE 1998 PLAN

     Because of their status as executive officers or Outside Directors of the Company (and, in some cases, as nominees for election as directors of the Company), and due to their eligibility for the grant of additional Awards under the 1998 Plan, the executive officers and Outside Directors may be considered to have a direct interest in the approval of the amendment to the 1998 Plan by the stockholders of the Company. The executive officers of the Company are: Shannon Allen, Ronald deHeer, Robert Evans, Richard Gorman, Kenneth Kilburn, Roy G. Krause, Robert Livonius, Raymond Marcy, Robert Morgan, Gary Peck, Mark W. Smith, John B. Smith and Janet Wahby. The Company's Outside Directors are Steven S. Elbaum, William F. Evans, Jerome B. Grossman, Cinda A. Hallman, J. Ian Morrison and A. Michael Victory. Neither the 1998 Plan nor any Award or Director Stock Option granted thereunder confers any right upon a person to continue as a director or executive officer of the Company or interferes in any way with either the right of the Board of Directors or stockholders of the Company to terminate the directorship or employment of a person or the person's right to terminate his or her directorship or employment at any time.

RECOMMENDATION OF THE BOARD OF DIRECTORS "FOR" THIS PROPOSAL

     The Board of Directors believes that the proposed amendment to the 1998 Plan will continue to promote the interests of the Company and its stockholders and enable the Company and its subsidiaries to continue to attract, retain and reward persons important to the Company's success. The 1998 Plan is designed to further align the interests of the plan participants with the interests of the Company's stockholders. As such, the Board of Directors believes that the proposed amendment to the 1998 Plan is in the best interests of the Company and its stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO THE 1998 STOCK INCENTIVE PLAN AND PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

OTHER INFORMATION

     Information as to certain benefit plans currently in effect or proposed for directors, officers and employees of the Company is set forth in the sections of this proxy statement entitled, "DIRECTORS' COMPENSATION, COMMITTEES AND MEETINGS" and "EXECUTIVE COMPENSATION."

                                NEW PLAN BENEFITS

     The following table sets forth certain information concerning stock options to be granted to Outside Directors pursuant to the 1998 Plan. Because of the discretionary nature of the 1998 Plan, the exact type and quantity of Awards to be granted to any eligible employees pursuant to the 1998 Plan are not presently determinable.

                                       1998 STOCK INCENTIVE PLAN (1)


NAME AND POSITION                                              NUMBER OF SECURITIES UNDERLYING OPTION GRANTS
-----------------                                              ---------------------------------------------
Non-Executive Director Group (2).....................                             24,000


--------------------
(1)  See discussion under "APPROVAL OF AMENDMENT TO 1998 STOCK INCENTIVE PLAN."

(2) All current directors who are not officers as a group. The value of each Director Stock Option is not determinable until the date of the Annual Meeting and, thus, is not set forth above.

          STOCKHOLDER PROPOSAL TO ESTABLISH A POSITION ON THE BOARD OF
           DIRECTORS THAT IS RESERVED FOR A "NON-CORPORATE, NON-BRANCH
                       MANAGEMENT EMPLOYEE" OF THE COMPANY

                             (ITEM 4 ON PROXY CARD)

     The Company has been notified that a stockholder of the Company, Mr. Vivek Satsangi, intends to present the following proposal (the "Proposal") for consideration at the Annual Meeting. Mr. Satsangi's address and stock ownership will be furnished to stockholders upon request to the Company's Investor Relations Director listed on the last page of this Proxy Statement.

     "ESTABLISH AN EMPLOYEE POSITION ON THE BOARD OF DIRECTORS

     AS A PROVIDER OF STAFFING SERVICES, OUR MAJOR ASSETS ARE OUR EMPLOYEES. THEY WALK OUT THE DOOR EVERY EVENING AND WE ONLY RETAIN THEM TO THE EXTENT THAT WE CAN KEEP OURSELVES AN EMPLOYEE-FOCUSED COMPANY. WE CAN DO THIS BY HAVING AN EMPLOYEE-ORIENTED VISION OF THE COMPANY AT ALL LEVELS; AND BY KEEPING EMPLOYEE SATISFACTION AS OUR NUMBER ONE OBJECTIVE FROM THE TOP LEVELS ON DOWN. WE CAN BETTER OUR UNDERSTANDING OF OUR EMPLOYEES AND THEREFORE BE MORE EFFECTIVE IN HIRING AND MOTIVATING OUR EMPLOYEES BY ALWAYS KEEPING THEM IN MIND. THEREFORE, I WISH TO PROPOSE THAT WE ESTABLISH A POSITION ON THE BOARD OF DIRECTORS THAT IS RESERVED FOR A NON-CORPORATE, NON-BRANCH MANAGEMENT EMPLOYEE OF OUR COMPANY. THE PERSON IN THIS POSITION WILL BE ABLE TO ADVANCE THE GOALS OF THE SHAREHOLDERS AS A SHAREHOLDER HIMSELF OR HERSELF, AND ALSO IN THE LONG TERM BY ENSURING THE HAPPINESS OF OUR EMPLOYEES.

     THIS MOVE WILL ESTABLISH INTERIM AS A COMPANY THAT IS SERIOUS ABOUT HIRING THE RIGHT KIND OF EMPLOYEES, I.E., ONES THAT WISH TO GROW ALONG WITH THE COMPANY. IT WILL ALSO ENSURE THAT THE VOICES OF OUR CUSTOMERS (WHICH WE HEAR BEST THROUGH OUR EMPLOYEES WHO WORK ON THEIR SITES) AND THE VOICES OF OUR EMPLOYEES WILL BE HEARD AT THE TOP LEVELS. IT WILL ESTABLISH THE COMPANY AS VERY FORWARD THINKING IN THE MINDS OF ALL EMPLOYEES AND POTENTIAL EMPLOYEES, JUST AS THE COMPANY WON KUDOS FOR ITS PROGRESSIVE POLICY OF PROVIDING LOANS TO SENIOR OFFICERS FOR PURCHASE OF COMPANY STOCK.

     THIS PROPOSAL WILL DOUBTLESS RESULT IN BETTER BOTTOM LINE RESULTS FOR THE OWNERS OF THE COMPANY."

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THE PROPOSAL FOR THE FOLLOWING REASONS:

     The Company has since May 1995 had a policy of limiting membership on the Company's Board of Directors to independent non-management, non-employee individuals other than the Company's Chief Executive Officer. The principal basis for this policy is the belief that the Company and its stockholders will benefit most from the guidance and direction provided by individuals having a broad base of business and industry experience and who are familiar with the responsibilities and procedures associated with corporate governance. Moreover, by insuring the independence of the members of the Company's Board of Directors, the Company believes that such members will act in a manner designed to further the best interests of the Company and all stockholders, and not simply members of a particular constituency. The proposal submitted by Mr. Satsangi is in direct conflict with the foregoing policy. The Company believes that the consequences of electing a member of the Company's Board of Directors from a particular constituency, such as "non-corporate, non-branch management employees" are several. First, such designee would likely act and vote with respect to particular matters in a manner designed to benefit the particular constituency from which he or she has been nominated, and not necessarily with regard to the short- and long-term interests of the Company and all of its stockholders generally. Second, the advocacy by a Director on behalf of a particular group would likely result in dissension among Board members, with resultant lack of productivity and cohesive long-term planning. Finally, the Board believes that reserving a seat on the Company's Board of Directors for members from a particular group would be inconsistent with well-established concepts of corporate democracy which permit each stockholder of the Company to vote his or her shares for a nominee of his or her choosing, and that the Company's current policy regarding Board membership has been well-received by the public markets and the investment community generally.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THE PROPOSAL AND PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own beneficially more than ten percent of the Company's Common Stock to file with the Commission and the New York Stock Exchange initial reports of beneficial ownership of the Common Stock on Form 3 and reports of changes in beneficial ownership of the Common Stock on Form 4 or Form 5. Such persons are also required to furnish the Company with copies of all such reports filed. Based solely on its review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 25, 1998 and Forms 5 and amendments thereto furnished to the Company with respect to the fiscal year ended December 25, 1998 and written representations from or on behalf of certain reporting persons, the Company believes that, during the fiscal year ended December 25, 1998, all Section 16(a) filing requirements applicable to such persons were timely satisfied with the exception of the following: Officer Robert E. Livonius filed one late report on Form 4 which involved four transactions; Officer John B. Smith filed one late report on Form 4 which involved two transactions; and Officer Richard Gorman, Officer Robert Morgan and the Company's Investor Relations Director Deirdre Skolfield each filed one late report on Form 3.

                              STOCKHOLDER PROPOSALS

     Recommendations to the Nominating Committee for nominees to be elected to the Board of Directors and proposals of stockholders intended to be presented at the next Annual Meeting scheduled to be held in May or June, 2000, must be submitted in writing to the Secretary of Interim Services Inc., 2050 Spectrum Boulevard, Fort Lauderdale, Florida 33309. Stockholder recommendations and proposals must be received by the Secretary no later than December 7, 1999, in order to be included in next year's Proxy Statement and Proxy Card.

OTHER MATTERS

     The Board of Directors knows of no other matters which will be presented at the meeting, but if other matters do properly come before the meeting it is intended that the persons named in the proxy will vote in their discretion.

     The Annual Report To Stockholders of the Company for the twelve months ended December 25, 1998 (the "Annual Report"), is being mailed concurrently with this Proxy Statement to all stockholders of record as of March 12, 1999, except for accounts where the stockholder had filed a written request to eliminate duplicate reports. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at Company expense, with additional copies of the Annual Report so that such record holders could supply such material to beneficial owners as of March 12, 1999. AN ADDITIONAL COPY OF THE COMPANY'S ANNUAL REPORT AND THE ANNUAL REPORT ON FORM 10-K FOR THE TWELVE MONTHS ENDED DECEMBER 25, 1998, AS FILED WITH THE COMMISSION (THE "FORM 10-K"), BUT WITHOUT EXHIBITS TO THE FORM 10-K, WILL BE AVAILABLE WITHOUT CHARGE, UPON WRITTEN REQUEST TO:

Deirdre Skolfield
Investor Relations Director
Interim Services Inc.
2050 Spectrum Boulevard
Fort Lauderdale, Florida 33309

                                        By Order of the Board of Directors,

                                        JOHN B. SMITH

                                        Secretary

April 5, 1999

                                                                       EXHIBIT A

                              INTERIM SERVICES INC.
                 AMENDED AND RESTATED 1998 STOCK INCENTIVE PLAN

 1.  PURPOSES.

         The purposes of this Interim Services Inc. Amended and Restated 1998 Stock Incentive Plan are to provide incentives and rewards to those employees largely responsible for the success and growth of Interim Services Inc. and its Subsidiary corporations, and to assist all such entities in attracting and retaining executives and other key employees with experience and ability; to attract and retain experienced and qualified directors who are not employees of the Company or any Subsidiary; and to secure for the Company and its stockholders the benefit of stock ownership in the Company by those employees and directors.

 2.  DEFINITIONS.

                  (a) "Award" means one or more of the following: shares of Common Stock, Restricted Shares, Stock Options (including Reload Stock Options), Stock Appreciation Rights, Performance Shares, Performance Units or Target Awards (but shall not mean a Director Stock Option).

                  (b) "Board of Directors" means the Board of Directors of the Company.

                  (c) "Common Stock" means the Common Stock, $0.01 par value, of the Company.

                  (d) "Company" means Interim Services Inc., a Delaware corporation.

                  (e) "Director" means a member of the Board of Directors of the Company or a member of the Board of Directors of any Subsidiary.

                  (f) "Director Stock Option" means a Stock Option granted pursuant to Section 11.

                  (g) "Incentive Stock Option" means a Stock Option which meets all of the requirements of an "incentive stock option" as defined in
         Section 422(b) of the Internal Revenue Code.

                  (h) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

                  (i) "Outside Director" means a Director who is not an employee of the Company or a Subsidiary.

                  (j) "Outside Director Recipient" means an Outside Director who has been granted a Director Stock Option.

                  (k) "Performance Period" means that period of time specified by the Committee during which a Recipient must satisfy any designated performance goals in order to receive an Award.

                  (l) "Performance Share" means the right to receive, upon satisfying designated performance goals for a Performance Period, shares of Common Stock.

                  (m) "Performance Unit" means the right to receive, upon satisfying designated performance goals within a Performance Period, Performance Shares, cash, or a combination of cash and Performance Shares, based upon the market value of shares of Common Stock covered by such Performance Shares at the close of the Performance Period.

                  (n) "Plan" means this Interim Services Inc. Amended and Restated 1998 Stock Incentive Plan, as the same may be amended from time to time.

                  (o) "Recipient" means someone who has been granted an Award under the Plan and is either (i) an employee of the Company or a Subsidiary, (ii) a Director, (iii) a person who has agreed in writing to become an employee of the Company or a Subsidiary within thirty (30) days, or (iv) a consultant or advisor who has rendered bona fide services to the Company or a Subsidiary not in connection with the offer or sale of securities in a capital-raising transaction.

                  (p) "Reload Stock Option" means an additional Stock Option (other than a Director Stock Option) granted either in connection with, or (except in the case of Incentive Stock Options) after, the grant of a prior Stock Option, entitling the Recipient to such additional Stock Option in the event the Recipient exercises such prior Stock Option by surrendering other shares of Common Stock in accordance with Section
         12. Any such Reload Stock Option shall be for the number of shares of Common Stock surrendered but may also include the number of shares tendered or withheld for taxes in accordance with Section 18, shall become exercisable upon such terms and conditions as the Committee shall determine, but (i) the purchase price shall not be less than the market value of the shares of Common Stock on the date of exercise of such prior Stock Option, and (ii) the term shall not extend beyond the expiration of the prior Stock Option.

                  (q) "Restricted Share" means a share of Common Stock issued to a Recipient hereunder subject to such terms and conditions, including, without limitation, forfeiture or resale to the Company, and to such restrictions against sale, transfer or other disposition, as the Committee may determine at the time of issuance.

                  (r) "Stock Appreciation Right" means the right to receive, upon exercise of a Stock Appreciation Right granted under the Plan, shares of Common Stock, cash, or a combination of cash and shares of Common Stock, based on the market value of the shares of Common Stock covered by such Stock Appreciation Right on the date of exercise over the base line exercise value established on the initial day of a Performance Period for such Stock Appreciation Right.

                  (s) "Stock Option" means the right to purchase shares of the Company's Common Stock upon exercise of an option granted under the Plan, including a Director Stock Option.

                  (t) "Subsidiary" means a subsidiary of the Company controlled directly or indirectly by the Company within the meaning of Rule 405 promulgated under the Securities Act of 1933, as amended, and such subsidiaries divisions, departments, and subsidiaries and the respective divisions, departments and subsidiaries of such subsidiaries.

                  (u) "Target Award" means an Award, other than a Stock Option or Stock Appreciation Right, the payment under which is intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code and the regulations thereunder.

                  (v) "Target Award Performance Period" means the performance period over which a Target Award is earned.

 3. ADMINISTRATION OF THE PLAN.

                  (a) The Plan shall be administered by a Compensation Committee (the "Committee") consisting of not less than two (2) Outside Directors of the Company each of whom qualifies as an "Outside Director" under Treasury Regulation Section 1.162-27(e)(3) and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. The members of the Committee shall be appointed by, and serve at the pleasure of, the Board of Directors. A majority of the Committee members shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee, shall be valid acts of the Committee. All references herein to the Committee shall be deemed to mean any successor to the Committee, however designated, or the Board of Directors, if the Board of Directors has not appointed a Committee.

                  (b) Subject to the powers herein specifically reserved to the Board of Directors, the Committee shall have full power and authority to determine which Recipients shall receive Awards, to construe, interpret and administer the Plan and, subject to the other provisions of the Plan, to make determinations which shall be final, conclusive and binding upon all persons including, without limitation, the Company, the stockholders of the Company, the Board of Directors, the Recipients and any persons having any interest in any Awards which may be granted under the Plan. The Committee shall impose such additional conditions upon the grant and exercise of Awards under the Plan as may from time to time be deemed necessary or advisable, in the opinion of counsel to the Company, to comply with applicable laws and regulations. The Committee from time to time may adopt such rules and regulations for the carrying out the Plan and written policies for implementation of the Plan. Such policies may include, but need not be limited to, the type, size and terms of Awards to be made to Recipients and the conditions for payment of such Awards. Notwithstanding the foregoing, the Board of Directors shall have authority to determine which Directors shall receive Awards and the terms and conditions of such Awards. In addition, the Committee may delegate to the Chief Executive Officer of the Company the authority to grant Awards to Recipients who are not subject to Section 16(a) of the Securities Act of 1933, as amended.

                  (c) The payment under any Target Award shall be contingent upon the attainment of one or more pre-established performance goals established by the Committee in writing within ninety (90) days of the commencement of the Target Award Performance Period (or in the case of a newly hired Recipient, before 25% of such Recipient's service for such Target Award Performance Period has elapsed). Such performance goals will be based upon one or more of the following performance-based criteria: earnings per share of the Common Stock, the Company's return on net assets, equity, or revenues, or the Company's cash flow, book value, Common Stock performance or price-earnings ratio. The Committee, in its discretion, may cancel or decrease an earned Target Award, but, except as otherwise permitted by Treasury Regulation Section 1.162-27(e)(2)(iii)(C), may not, under any circumstances, increase such award. The maximum amount which any Recipient may be paid under a Target Award is $2,000,000 per calendar year. The Committee may, in its discretion, decrease this maximum, but, except as otherwise permitted under Treasury Regulation Section 1.162-27(e)(2)(iii)(C), may not, under any circumstances, increase this maximum. Before payments are made under a Target Award, the Committee shall certify in writing that the performance goals justifying the payment under Target Award have been met.

 4.  ELIGIBILITY.

         Awards may be granted to any Recipient. Provided, that Incentive Stock Options may only be granted to employees of the Company or a Subsidiary in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of such Subsidiary (or such other level of stock ownership as may from time to time be set forth in
         Section 424(c) of the Internal Revenue Code). No member of the Committee (other than an ex officio member) shall be eligible for grants of Awards under the Plan by the Committee, although such member may be eligible for grants of Director Stock Options or for Awards granted by the Board of Directors.

 5. STOCK SUBJECT TO THE PLAN.

                  (a) The total number of shares of Common Stock issuable under this Plan may not exceed an aggregate of 3,700,000 shares plus the number of unused shares under the Interim Services Inc. 1997 Long Term Executive Compensation Plan and Outside Directors' Stock Option Plan (the "1997 Plan"), (which equals 4,203,108 in the aggregate, comprised of the 3,700,000 referred to previously and 503,108 unused shares from the 1997 Plan), subject to adjustment pursuant to Section 16 pertaining to a change in capital structure, and subject to increase as provided in Sections 5(d) and 5(e). Shares of Common Stock to be delivered or purchased under the Plan may be either authorized but unissued Common Stock or treasury shares. All of such shares may be issued or issuable under this Plan in connection with the exercise of Incentive Stock Options, provided that not more than 4,203,108 may used to grant Incentive Stock Options subject to adjustment pursuant to Section 16 pertaining to a change in capital structure, and subject to increase as provided in Section 5(e).

                  (b) Not more than 10% of the 4,203,108 shares reserved for issuance under the Plan (subject to adjustment pursuant to Section 16 pertaining to a change in capital structure) may be issued in Awards other than Stock Options.

                  (c) Shares of Common Stock reserved for issuance pursuant to previously granted Awards or Director Stock Options which are not actually issued pursuant to such Award or Director Stock Option pursuant to this Plan (due to forfeiture, cancellation, lapse, surrender, payment of withholding taxes or otherwise) shall be available for future Awards or Director Stock Options.

                  (d) Shares of Common Stock reserved for issuance pursuant to previously granted stock options under any other plan of the Company for the benefit of employees or Directors which has been approved by the stockholders of the Company, and which are not actually issued pursuant to such stock option (due to forfeiture, cancellation, lapse, surrender, payment of withholding taxes or otherwise) shall be available for future Awards or Director Stock Options.

                  (e) In the event that (i) a Stock Option (or a stock option granted under any other stock option plan of the Company for the benefit of employees or Directors which has been approved by the stockholders of the Company) is exercised by tendering shares of Common Stock already owned, or (ii) shares of Common Stock already owned are tendered to satisfy tax withholding requirements, the shares of Common Stock so tendered shall be added to the total number of authorized shares hereunder, but such shares so added in respect of a stock option granted under another plan of the Company shall not be available for grants of Incentive Stock Options.

                  (f) The maximum number of shares of Common Stock with respect to which Stock Options and Stock Appreciation Rights may be granted to any Recipient during any three (3) calendar years is 1,000,000 shares.

 6.  AWARDS.

                  (a) Awards under the Plan may include shares of Common Stock, Restricted Shares, Stock Options, Stock Appreciation Rights, Performance Shares, Performance Units and Target Awards.

                           The Committee may establish performance goals to be achieved within such Performance Periods as may be selected by it using such measures of the performance of the Company it may select as a condition to the receipt of the Award

 7.  VESTING REQUIREMENTS AND OTHER CONTINGENCIES.

         The Committee may determine that all or a portion of an Award or a payment to a Recipient pursuant to an Award, in any form whatsoever, shall be vested at such times and upon such terms as may be selected by it, except that an award of Restricted Shares shall not vest prior to the expiration of three (3) years from the date of grant. However, the Committee may accelerate the vesting of any Award upon a "Change of Control of the Company" as such term may be defined in the Award agreement. In addition, the Committee may require a Recipient to refund to the Company the value of an Award realized by a Recipient, if the Recipient accepts employment with a competitor of the Company or a subsidiary of the Company within six (6) months of such realization. In the case of a Stock Option, a Recipient shall be deemed to realize its value upon the exercise of the Stock Option and its value shall be an amount equal to the excess of the market value of the shares of Common Stock received as of the date of the exercise over the exercise price paid for such shares. In the case of all other Awards, a Recipient shall be deemed to realize their value upon the payment (in cash or stock) of the Award and its value shall be the amount of any cash received plus an amount equal to the market value of the shares of Common Stock received in connection with the Award. The market value of shares shall be the closing price for the Common Stock on the New York Stock Exchange (or on the principal securities exchange or other market on which the Common Stock is then being traded) on the date of realization, or if such closing price is not reported on such date, the last reported closing price.

 8.  DEFERRED PAYMENT.

         The Committee, or in the case of Awards to Outside Directors, the Board of Directors, may determine that the receipt of all or a portion of an Award or a payment to a Recipient pursuant to an Award, in any form whatsoever, (i) shall be deferred, or (ii) at the election of such Recipient, may be deferred. Deferrals shall be for such periods and upon such terms as the Committee, or in the case of Awards to Outside Directors, the Board of Directors, may determine.

 9.  CONTINUATION OF EMPLOYMENT.

         With respect to Awards granted to employees, the Committee shall require that (a) Awards may only be granted to Recipients, and (b) a Recipient must be an employee of the Company or a Subsidiary (or must have retired with the approval of the Company or a Subsidiary) at the time an Award becomes vested. Notwithstanding the foregoing, the Committee shall have the sole power to determine the date of and the circumstances which shall constitute a cessation of employment (including whether the spin-off of a Subsidiary constitutes a cessation of employment of employees who continue in the employ of Subsidiary subject to such spin-off) and to determine whether such cessation is the result of retirement, death or any other reason. The Committee may provide for the termination of any such outstanding Award if a Recipient ceases to be an employee of the Company or a Subsidiary or a Director and may establish such other provisions with respect to the termination or disposition of an Award on the death or retirement of a Recipient as it, in its sole and absolute discretion, deems advisable.

 10.  EMPLOYMENT STATUS.

        No Award shall be construed as imposing upon the Company or a Subsidiary the obligation to continue the employment of a Recipient. No employee or other person shall have any claim or right to be granted an Award under the Plan.

 11.  DIRECTOR STOCK OPTIONS.

         As of each annual meeting of the stockholders of the Company, each continuing Outside Director serving on the Company's Board of Directors (including newly elected Outside Directors) shall be granted a stock option to purchase 4,000 shares of Common Stock ( a Director Stock Option). Director Stock Options shall vest on the first anniversary of the date of grant, shall have a term of ten (10) years, and must be exercised prior to the first anniversary of the Outside Director's termination of service as a Director.

 12.  STOCK OPTION PRICE.

         The purchase price per share of Common Stock under each Stock Option shall not be less than the closing price for the Common Stock on the New York Stock Exchange (or on the principal securities exchange or other market on which the Common Stock is then being traded) on the date the Stock Option or Incentive Stock Option is granted or if such closing price is not reported on the date of grant, the last reported closing price. Payment for exercise of any Stock Option granted hereunder shall be made (a) in cash, or (b) by delivery of Common Stock having a market value equal to the aggregate option price, (c) by a combination of payment of cash and delivery of Common Stock in amounts such that the amount of cash plus the market value of the Common Stock equals the aggregate option price, or (d) by a cashless exercise upon such terms and conditions as the Committee, in its sole and absolute discretion, shall determine. The Committee may, in its discretion, include within any Stock Option agreement (other than an agreement covering a Director Stock Option), a Reload Stock Option provision.

 13.  STOCK APPRECIATION RIGHT VALUE.

         The base line exercise value per share of Common Stock covered by an Award in the form of a Stock Appreciation Right shall be not less than the market value of one share of Common Stock on the initial day of a Performance Period for such Stock Appreciation Right.

 14.  REGISTRATION OF STOCK.

         Each Award and each Director Stock Option shall be subject to the requirement that if at any time the Committee (or, in the case of a Director Stock Option, counsel for the Company) shall determine that qualification or registration under any state or federal law of the shares of Common Stock, Restricted Shares, Stock Options, Incentive Stock Options, or other securities thereby covered or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with the granting of such Award or Stock Option or the purchase of shares thereunder, the Award or Stock Option may not be paid or exercised in whole or in part unless and until such qualification, registration, consent or approval shall have been effected or obtained free of any conditions the Committee, in its sole discretion, deems unacceptable.

 15.  ASSIGNABILITY.

        No Award or Director Stock Option shall be transferable or assignable by the Recipient other than by will or the laws of descent and distribution (subject, in the case of Director Stock Options, to such restrictions as may be imposed pursuant to Section 11) and during the lifetime of the Recipient shall be exercisable or payable only by him or her. Notwithstanding the forgoing, the Committee may permit a Recipient of a Stock Option (other than an Incentive Stock Option) or an Outside Director Recipient, to transfer such Stock Option to any one or more of the following: such Recipient's or Outside Director Recipient's family member, a trust established primarily for the benefit of a family member, or to an entity which is a corporation, partnership, or limited liability company (or any other similar entity) the owners of which are primarily the aforementioned persons or trusts. Any such Stock Option so transferred shall be subject to the provisions of Section 9 or 11 as the case may be, concerning the exercisability during such transferor's employment or service as a Director.

 16.  DILUTION OR OTHER ADJUSTMENTS.

         In the event of any changes in the capital structure of the Company, including, but not limited to a change resulting from a stock dividend or split-up, or combination or reclassification of shares, the Board of Directors shall make such equitable adjustments with respect to Awards and Director Stock Options or any other provisions of this Plan as it deems necessary and appropriate, including, if necessary, any adjustment in the maximum number of shares of Common Stock subject to the Plan or the number of shares of Common Stock subject to an outstanding Award or Director Stock Option. In the absence of any of the foregoing transactions, in no event will Stock Options be re-priced to a lower price without approval of the stockholders of the Company.

 17.  MERGER, CONSOLIDATION, REORGANIZATION, LIQUIDATION, ETC.

         The Board of Directors may make such arrangements it deems advisable with respect to outstanding Awards or Director Stock Options in connection with any corporate merger, consolidation, major acquisition of property for stock, reorganization, or liquidation, which arrangements shall be binding upon Recipients of outstanding Awards and all Outside Director Recipients, including, but not limited to, the substitution of any new Awards or Director Stock Options then outstanding, the assumption of any such Awards or Director Stock Options and the termination of or payment for such Awards or Director Stock Options.

 18.  WITHHOLDING TAXES.

         The Company shall have the right to deduct from all Awards paid hereunder in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such Awards and, with respect to Awards paid in other than cash, to require the payment (through withholding from the Recipient's salary or otherwise) of any such taxes. Subject to such conditions as the Committee may establish, Awards payable in shares of Common

         Stock may provide that the Recipients thereof may elect, in accordance with any applicable regulations, to tender shares of Common Stock to the Company, or have the Company withhold shares of Common Stock, to satisfy all or part of any such withholding obligations, with the value of such tendered or withheld shares of Common Stock based upon their fair market value on the date the tax withholding is required to be made.

 19.  COSTS AND EXPENSES.

         The costs and expenses of administering the Plan shall be borne by the Company and not charged to any Award nor to any Recipient or Outside Director Recipient.

 20.  FUNDING THE PLAN.

         The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan.

 21.  AWARD CONTRACTS AND STOCK OPTION AGREEMENTS.

         The Committee shall have the power to specify the form of Award contracts to be granted from time to time pursuant to and in accordance with the provisions of the Plan and such contracts shall be final, conclusive and binding upon the Company, the stockholders of the Company and the Recipients. The Board of Directors shall have the power to specify the form of Director Stock Option agreements to be granted from time to time pursuant to and in accordance with the provisions of the Plan and such agreements shall be final, conclusive and binding upon the Company, the stockholders of the Company and the Outside Director Recipients. No Recipient or Outside Director Recipient shall have any rights as a holder of Common Stock with respect to Awards or Director Stock Options hereunder unless and until certificates for shares of Common Stock or Restricted Shares are issued to the Recipient or to the Outside Director Recipient.

 22.  GUIDELINES.

         The Board of Directors of the Company shall have the power to provide guidelines for administration of the Plan by the Committee and to make any changes in such guidelines from time to time as the Board deems necessary.

 23.  AMENDMENT AND DISCONTINUANCE.

         The Board of Directors of the Company shall have the right at any time during the continuance of the Plan to amend, modify, supplement, suspend or terminate the Plan, provided that in the absence of the approval of the holders of a majority of the shares of Common Stock of the Company present in person or by proxy at a duly constituted meeting of the stockholders of the Company, no such amendment, modification or supplement shall (i) increase the aggregate number of shares which may be issued under the Plan, unless such increase is by reason of any change in capital structure referred to in Section 16 hereof, (ii) change the termination date of the Plan provided in Section 24, or
         (iii) delete or amend the market value restrictions contained in Sections 12 and 13 hereof, and provided further, that no amendment, modification or termination of the Plan shall in any manner affect any Award or Director Stock Option of any kind theretofore granted under the Plan without the consent of the Recipient of the Award or the Outside Director Recipient, as the case may be, unless such amendment, modification or termination is by reason of any change in capital structure referred to in Section 16 hereof or unless the same is by reason of the matters referred to in Section 17 hereof.

 24.  TERMINATION.

         The Committee may grant Awards and Director Stock Options at any time prior to March 5, 2008, on which date this Plan will terminate except as to Awards and Stock Options then outstanding hereunder, which Awards and Director Stock Options shall remain in effect until they have expired according to their terms or until March 5, 2018, whichever first occurs. No Stock Option shall be exercisable later than ten (10) years following the date it is granted and no other Award shall have a term of more than ten (10) years.

 25.  APPROVAL.

         The original version of the 1998 Stock Incentive Plan was adopted by the Board of Directors on March 5, 1998 and approved by the stockholders of the Company on May 7, 1998. The Plan was adopted by the Board of Directors on February 18, 1999, subject to the approval of the stockholders of the Company. The Plan shall take effect upon due approval of the stockholders of the Company.

                            INTERIM SERVICES INC.

                     THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF DIRECTORS OF THE COMPANY

     The undersigned, a stockholder of INTERIM SERVICES INC., a Delaware corporation (the "Company"), hereby appoints Roy G. Krause and John B. Smith, and each of them, as the proxy or proxies of the undersigned, each with full power of substitution, and hereby authorizes each of them to represent and to vote all of the shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. (Eastern Daylight Time) on Thursday, May 6, 1999 at the executive offices of the Company, 2050 Spectrum Boulevard, Fort Lauderdale, Florida 33309, and at any adjournments or postponements thereof (the "Annual Meeting"), on the following proposals as designated below and, in their discretion, on such other matters as may properly come before the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1, "FOR" THE APPROVAL OF EACH OF THE PROPOSALS 2 AND 3, "AGAINST" THE APPROVAL OF PROPOSAL 4 AND IN THE DISCRETION OF THE PROXIES APPOINTED HEREBY ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THIS PROXY PROMPTLY.

               (Continued and to be SIGNED on the reverse side)

                          (Continued from other side)

     The Board of Directors unanimously recommends a vote FOR the election of all of the director nominees listed in Proposal 1. FOR the approval of each of Proposals 2 and 3 and AGAINST the approval of Proposal 4.

1.   ELECTION OF DIRECTORS
     NOMINEES:     RAYMOND MARCY   J. IAN MORRISON   A. MICHAEL VICTORY

     /  / VOTE FOR all nominees listed above        / / WITHHOLD AUTHORITY TO
           (except as marked to the contrary)           VOTE for all nominees listed above

           INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.


           ------------------------------------------------

2. Vote for the proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

    /  /  VOTE FOR     /  /  VOTE AGAINST     /  /  ABSTAIN

3. Vote for the proposal to approve an amendment to the Company's 1998 Stock Incentive Plan increasing the number of shares issuable under this Plan by an aggregate of 2,200,000 shares.

    /  /  VOTE FOR     /  /  VOTE AGAINST     /  /  ABSTAIN

4. Vote for the proposal of a stockholder to establish a position on the Company's Board of Directors that is reserved for a "non-corporate, non-branch management employee" of the Company.

    /  /  VOTE FOR     /  /  VOTE AGAINST     /  /  ABSTAIN

    The undersigned hereby acknowledges receipt of (1) the Notice of Annual Meeting for the 1999 Annual Meeting and related Proxy Statement, and (2) the Company's 1998 Annual Report to Stockholders.

                                  Dated:  ______________________________, 1999

                                  ______________________________________
                                  (Signature)

                                  ______________________________________
                                  (Signature, if held jointly)


IMPORTANT: Please sign exactly as your name appears hereon and mail it promptly even if you plan to attend the meeting. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.